Exhibit 99.3 Supplemental Financial Report Third Quarter 2019 November 7, 2019 1Exhibit 99.3 Supplemental Financial Report Third Quarter 2019 November 7, 2019 1

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; the Company's operating results may differ materially from the information presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission; the fair value of the Company's investments may be subject to uncertainties; the Company's use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; given the Company's dependence on its external manager, an affiliate of Colony Capital, Inc., any adverse changes in the financial health or otherwise of its manager or Colony Capital, Inc. could hinder the Company's operating performance and return on stockholder's investment; the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected returns on equity and/or yields on investments; adverse impacts on the Company's liquidity, including its ability to continue to generate liquidity from sales of Legacy, Non-Strategic assets; the Company’s ability to liquidate its Legacy, Non-Strategic assets within the projected timeframe or at the projected values; the timing of and ability to deploy available capital; the Company’s ability to maintain or grow the dividend at all in the future; the timing of and ability to complete repurchases of the Company’s stock; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; and the impact of legislative, regulatory and competitive changes. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so. 2 2CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; the Company's operating results may differ materially from the information presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission; the fair value of the Company's investments may be subject to uncertainties; the Company's use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; given the Company's dependence on its external manager, an affiliate of Colony Capital, Inc., any adverse changes in the financial health or otherwise of its manager or Colony Capital, Inc. could hinder the Company's operating performance and return on stockholder's investment; the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected returns on equity and/or yields on investments; adverse impacts on the Company's liquidity, including its ability to continue to generate liquidity from sales of Legacy, Non-Strategic assets; the Company’s ability to liquidate its Legacy, Non-Strategic assets within the projected timeframe or at the projected values; the timing of and ability to deploy available capital; the Company’s ability to maintain or grow the dividend at all in the future; the timing of and ability to complete repurchases of the Company’s stock; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; and the impact of legislative, regulatory and competitive changes. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so. 2 2

IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS We present Core Earnings/Legacy, Non-Strategic Earnings, which are non-GAAP supplemental financial measures of our performance. We believe that Core Earnings/Legacy, Non-Strategic Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with accounting principles generally accepted in the United States (“U.S. GAAP” or “GAAP”). These supplemental financial measures help us to evaluate our performance excluding the effects of certain transactions and U.S GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations. For information on the fees we pay our Manager, see Note 11, “Related Party Arrangements” to our consolidated financial statements included in Form 10-Q to be filed with the U.S. Securities and Exchange Commission (“SEC”). In addition, we believe that our investors also use Core Earnings/Legacy, Non-Strategic Earnings or a comparable supplemental performance measure to evaluate and compare the performance of us and our peers, and as such, we believe that the disclosure of Core Earnings/Legacy, Non-Strategic Earnings is useful to our investors. We define Core Earnings/Legacy, Non-Strategic Earnings as U.S. GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our operating partnership or “OP”) and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (vi) depreciation and amortization, (vii) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (viii) one-time events pursuant to changes in U.S. GAAP and (ix) certain material non-cash income or expense items that in the judgment of management should not be included in Core Earnings/Legacy, Non-Strategic Earnings. For clauses (viii) and (ix), such exclusions shall only be applied after discussions between our Manager and our independent directors and after approval by a majority of our independent directors. U.S. GAAP net income (loss) attributable to our common stockholders and Core Earnings/Legacy, Non-Strategic Earnings include provisions for loan losses. Core Earnings/Legacy, Non-Strategic Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to U.S. GAAP net income or an indication of our cash flows from operating activities determined in accordance with U.S. GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs, including our ability to make cash distributions. In addition, our methodology for calculating Core Earnings/Legacy, Non-Strategic Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Core Earnings/Legacy, Non-Strategic Earnings may not be comparable to the Core Earnings/Legacy, Non-Strategic Earnings reported by other companies. The Company calculates Core Earnings/Legacy, Non-Strategic Earnings per share, which are non-GAAP supplemental financial measures, based on a weighted average number of common shares and operating partnership units (held by members other than the Company or its subsidiaries). We believe net operating income (“NOI”) and earnings before interest, tax, depreciation and amortization (“EBITDA”) are useful measures of operating performance of our net leased and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI and EBITDA excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjusts for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company’s properties, NOI and EBITDA provide a measure of operating performance independent of the Company’s capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company’s properties, and transaction costs and administrative costs, may limit the usefulness of NOI and EBITDA. NOI and EBITDA may fail to capture significant trends in these components of U.S. GAAPnet income (loss) whichfurther limits its usefulness. NOI and EBITDA should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. In addition, the Company’s methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies. The Company presents pro rata (“at share” or “at CLNC share”) financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests’ (“NCI”) share of assets,liabilities,profits andlosses was computed by applying noncontrolling interests’ economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company’s economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company’s pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP. 3 3IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS We present Core Earnings/Legacy, Non-Strategic Earnings, which are non-GAAP supplemental financial measures of our performance. We believe that Core Earnings/Legacy, Non-Strategic Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with accounting principles generally accepted in the United States (“U.S. GAAP” or “GAAP”). These supplemental financial measures help us to evaluate our performance excluding the effects of certain transactions and U.S GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations. For information on the fees we pay our Manager, see Note 11, “Related Party Arrangements” to our consolidated financial statements included in Form 10-Q to be filed with the U.S. Securities and Exchange Commission (“SEC”). In addition, we believe that our investors also use Core Earnings/Legacy, Non-Strategic Earnings or a comparable supplemental performance measure to evaluate and compare the performance of us and our peers, and as such, we believe that the disclosure of Core Earnings/Legacy, Non-Strategic Earnings is useful to our investors. We define Core Earnings/Legacy, Non-Strategic Earnings as U.S. GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our operating partnership or “OP”) and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (vi) depreciation and amortization, (vii) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (viii) one-time events pursuant to changes in U.S. GAAP and (ix) certain material non-cash income or expense items that in the judgment of management should not be included in Core Earnings/Legacy, Non-Strategic Earnings. For clauses (viii) and (ix), such exclusions shall only be applied after discussions between our Manager and our independent directors and after approval by a majority of our independent directors. U.S. GAAP net income (loss) attributable to our common stockholders and Core Earnings/Legacy, Non-Strategic Earnings include provisions for loan losses. Core Earnings/Legacy, Non-Strategic Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to U.S. GAAP net income or an indication of our cash flows from operating activities determined in accordance with U.S. GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs, including our ability to make cash distributions. In addition, our methodology for calculating Core Earnings/Legacy, Non-Strategic Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Core Earnings/Legacy, Non-Strategic Earnings may not be comparable to the Core Earnings/Legacy, Non-Strategic Earnings reported by other companies. The Company calculates Core Earnings/Legacy, Non-Strategic Earnings per share, which are non-GAAP supplemental financial measures, based on a weighted average number of common shares and operating partnership units (held by members other than the Company or its subsidiaries). We believe net operating income (“NOI”) and earnings before interest, tax, depreciation and amortization (“EBITDA”) are useful measures of operating performance of our net leased and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI and EBITDA excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjusts for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company’s properties, NOI and EBITDA provide a measure of operating performance independent of the Company’s capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company’s properties, and transaction costs and administrative costs, may limit the usefulness of NOI and EBITDA. NOI and EBITDA may fail to capture significant trends in these components of U.S. GAAPnet income (loss) whichfurther limits its usefulness. NOI and EBITDA should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. In addition, the Company’s methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies. The Company presents pro rata (“at share” or “at CLNC share”) financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests’ (“NCI”) share of assets,liabilities,profits andlosses was computed by applying noncontrolling interests’ economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company’s economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company’s pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP. 3 3

IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS (CONT’D) We present loan-to-value which reflects initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the current principal amount divided by the appraisal value as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by as completed appraised value, or the total commitment amount of the loan divided by projected total cost basis. We present Return on Equity (“ROE”), which is a supplemental financial measure that represents the initial net investment-level earnings generated by an investment expressed as a percentage of the net equity capital invested. The Company calculates net investment-level earnings for investments in loans and CRE debt securities as the sum of the stated cash coupon income and any non-cash income (such as payment in-kind income and amortization/accretion of purchase discounts and origination, extension and exit fees) less investment-level financing costs. For investments in net leased real estate, the Company calculates net investment-level earnings by subtracting investment-level financing costs from net operating income. Net equity capital invested is calculated by taking the gross initial invested capital less any financing. With respect to certain loans and investment-level financing, the Company assumes the one-month USD LIBOR as of September 30, 2019 when calculating ROE. The Company’s ROE calculation relies on a number of assumptions and estimates that are subject to change, some of which are outside the control of the Company. Actual results may differ materially from the Company’s expectations. As such, there can be no assurance that the actual ROE will be equivalent to the estimated ROE. In addition, the Company’s methodology for calculating ROE may differ from methodologies employed by other companies to calculate the same or similar supplemental financial measures, and accordingly, the presented ROE may not be comparable to the ROE reported by other companies. We present Internal Rate of Return (“IRR”), which is a supplemental financial measure that represents the rate of return of an investment over a specific holding period expressed as a percentage of the net equity capital invested. It is the discount rate that makes net present value of all cash outflows equal to the net present value of cash inflows. The weighted average underwritten IRR reflects the returns underwritten and relies on a number of assumptions and estimates that are subject to change. Such assumptions and estimates around hold period, prepayments or defaults, cost of borrowing, cap rates, rent increases, operating costs, and exit assumptions, among many others, may be outside of the control of the Company. With respect to certain loans included in the weighted average underwritten IRR shown, the calculation assumes certain estimates with respect to the timing and magnitude of the initial future fundings for the total loan commitment and associated loan repayments. In addition, the Company’s methodology for calculating IRR involves subjective judgement and discretion and may differ from methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies. Actual results may differ materially from the Company’s expectations. As such, there can be no assurance that the actual weighted average IRRs will be equivalent to the underwritten weighted average IRRs presented. We present risk rankings, which is a supplemental financial disclosure, for loans and preferred equity investments within the Core Portfolio. In addition to reviewing loans and preferred equity for impairments on a quarterly basis, the Company evaluates loans and preferred equity to determine if an allowance for loan loss should be established. In conjunction with this review, the Company assesses the risk factors of each loan and preferred equity investment and assigns a risk rating based on a variety of factors, including, without limitation, underlying real estate performance and asset value, values of comparable properties, durability and quality of property cash flows, sponsor experience and financial wherewithal, and the existence of a risk-mitigating loan structure. Additional key considerations include loan-to-value ratios, debt service coverage ratios, loan structure, real estate and credit market dynamics, and risk of default or principal loss. Based on a five-point scale, the Company’s loans and preferred equity investments are rated “1” through “5,” from less risk to greater risk. At the time of origination or purchase, loans and preferred equity investments are ranked as a “3” and will move accordingly going forward. 4 4IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS (CONT’D) We present loan-to-value which reflects initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the current principal amount divided by the appraisal value as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by as completed appraised value, or the total commitment amount of the loan divided by projected total cost basis. We present Return on Equity (“ROE”), which is a supplemental financial measure that represents the initial net investment-level earnings generated by an investment expressed as a percentage of the net equity capital invested. The Company calculates net investment-level earnings for investments in loans and CRE debt securities as the sum of the stated cash coupon income and any non-cash income (such as payment in-kind income and amortization/accretion of purchase discounts and origination, extension and exit fees) less investment-level financing costs. For investments in net leased real estate, the Company calculates net investment-level earnings by subtracting investment-level financing costs from net operating income. Net equity capital invested is calculated by taking the gross initial invested capital less any financing. With respect to certain loans and investment-level financing, the Company assumes the one-month USD LIBOR as of September 30, 2019 when calculating ROE. The Company’s ROE calculation relies on a number of assumptions and estimates that are subject to change, some of which are outside the control of the Company. Actual results may differ materially from the Company’s expectations. As such, there can be no assurance that the actual ROE will be equivalent to the estimated ROE. In addition, the Company’s methodology for calculating ROE may differ from methodologies employed by other companies to calculate the same or similar supplemental financial measures, and accordingly, the presented ROE may not be comparable to the ROE reported by other companies. We present Internal Rate of Return (“IRR”), which is a supplemental financial measure that represents the rate of return of an investment over a specific holding period expressed as a percentage of the net equity capital invested. It is the discount rate that makes net present value of all cash outflows equal to the net present value of cash inflows. The weighted average underwritten IRR reflects the returns underwritten and relies on a number of assumptions and estimates that are subject to change. Such assumptions and estimates around hold period, prepayments or defaults, cost of borrowing, cap rates, rent increases, operating costs, and exit assumptions, among many others, may be outside of the control of the Company. With respect to certain loans included in the weighted average underwritten IRR shown, the calculation assumes certain estimates with respect to the timing and magnitude of the initial future fundings for the total loan commitment and associated loan repayments. In addition, the Company’s methodology for calculating IRR involves subjective judgement and discretion and may differ from methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies. Actual results may differ materially from the Company’s expectations. As such, there can be no assurance that the actual weighted average IRRs will be equivalent to the underwritten weighted average IRRs presented. We present risk rankings, which is a supplemental financial disclosure, for loans and preferred equity investments within the Core Portfolio. In addition to reviewing loans and preferred equity for impairments on a quarterly basis, the Company evaluates loans and preferred equity to determine if an allowance for loan loss should be established. In conjunction with this review, the Company assesses the risk factors of each loan and preferred equity investment and assigns a risk rating based on a variety of factors, including, without limitation, underlying real estate performance and asset value, values of comparable properties, durability and quality of property cash flows, sponsor experience and financial wherewithal, and the existence of a risk-mitigating loan structure. Additional key considerations include loan-to-value ratios, debt service coverage ratios, loan structure, real estate and credit market dynamics, and risk of default or principal loss. Based on a five-point scale, the Company’s loans and preferred equity investments are rated “1” through “5,” from less risk to greater risk. At the time of origination or purchase, loans and preferred equity investments are ranked as a “3” and will move accordingly going forward. 4 4

NOTES REGARDING REPORTABLE SEGMENTS Colony Credit Real Estate, Inc. (“CLNC”, “Colony Credit Real Estate”, the “Company” or “We”) currently holds investment interests through the reportable segments below, which are based on how management reviews and manages its business. Each segment also includes corporate-level asset management and other fees, related party and general and administrative expenses related to its respective portfolio. Core Portfolio Loans & Preferred Equity Portfolio (or “Loan Portfolio”) As of September 30, 2019, the Company’s Loan Portfolio included senior mortgage loans, mezzanine loans and preferred equity interests (“preferred equity”) as well as participations in such loans. The Loan Portfolio also includes acquisition, development and construction loan arrangements accounted for as equity method investments as well as loans and preferred equity interests held through joint ventures with an affiliate of our Sponsor (Colony Capital, Inc.) which were deconsolidated as a result of the merger and subsequently treated as equity method investments. • Senior mortgage loans include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile • Mezzanine loans include other subordinated loans • Preferred equity interests include related equity participation interests CRE Debt Securities As of September 30, 2019, the Company’s Commercial Real Estate (“CRE”) Debt Securities included both investment grade and non-investment grade ratedCMBS bonds (including “B-pieces” of CMBS securitization pools or “B-Piece” investments). Net Leased Real Estate (“Net Lease”) As of September 30, 2019, the Company’s Net Lease investments included direct investments in commercial real estate principally composed of long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance, utilities, maintenancecapital expenditures and real estate taxes. Legacy, Non-Strategic Portfolio (“LNS Portfolio” or “LNS”) Legacy, Non-Strategic Investments As of September 30, 2019, the Company’s Legacy, Non-Strategic Portfolio included direct investments in operating real estate such as multi-tenant office and multifamily residential assets, real estate acquired in settlement of loans (“REO”), real estate private equity interests (“Private Equity Interests” or “PE Interests”) and certain retail and other legacy loans originated prior to the formation of CLNC. 5 5NOTES REGARDING REPORTABLE SEGMENTS Colony Credit Real Estate, Inc. (“CLNC”, “Colony Credit Real Estate”, the “Company” or “We”) currently holds investment interests through the reportable segments below, which are based on how management reviews and manages its business. Each segment also includes corporate-level asset management and other fees, related party and general and administrative expenses related to its respective portfolio. Core Portfolio Loans & Preferred Equity Portfolio (or “Loan Portfolio”) As of September 30, 2019, the Company’s Loan Portfolio included senior mortgage loans, mezzanine loans and preferred equity interests (“preferred equity”) as well as participations in such loans. The Loan Portfolio also includes acquisition, development and construction loan arrangements accounted for as equity method investments as well as loans and preferred equity interests held through joint ventures with an affiliate of our Sponsor (Colony Capital, Inc.) which were deconsolidated as a result of the merger and subsequently treated as equity method investments. • Senior mortgage loans include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile • Mezzanine loans include other subordinated loans • Preferred equity interests include related equity participation interests CRE Debt Securities As of September 30, 2019, the Company’s Commercial Real Estate (“CRE”) Debt Securities included both investment grade and non-investment grade ratedCMBS bonds (including “B-pieces” of CMBS securitization pools or “B-Piece” investments). Net Leased Real Estate (“Net Lease”) As of September 30, 2019, the Company’s Net Lease investments included direct investments in commercial real estate principally composed of long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance, utilities, maintenancecapital expenditures and real estate taxes. Legacy, Non-Strategic Portfolio (“LNS Portfolio” or “LNS”) Legacy, Non-Strategic Investments As of September 30, 2019, the Company’s Legacy, Non-Strategic Portfolio included direct investments in operating real estate such as multi-tenant office and multifamily residential assets, real estate acquired in settlement of loans (“REO”), real estate private equity interests (“Private Equity Interests” or “PE Interests”) and certain retail and other legacy loans originated prior to the formation of CLNC. 5 5

TABLE OF CONTENTS Page I. Third Quarter Highlights 7 II. Core Portfolio 10 § Portfolio Overview 11 § Loan & Preferred Equity Portfolio 12 § CRE Debt Securities 14 § Net Lease Real Estate 15 § Investment Detail 16 III. Legacy, Non-Strategic Portfolio 18 IV. Capitalization 27 V. Appendix 30 6 6TABLE OF CONTENTS Page I. Third Quarter Highlights 7 II. Core Portfolio 10 § Portfolio Overview 11 § Loan & Preferred Equity Portfolio 12 § CRE Debt Securities 14 § Net Lease Real Estate 15 § Investment Detail 16 III. Legacy, Non-Strategic Portfolio 18 IV. Capitalization 27 V. Appendix 30 6 6

I. THIRD QUARTER HIGHLIGHTS 7I. THIRD QUARTER HIGHLIGHTS 7

I. THIRD QUARTER HIGHLIGHTS & SUBSEQUENT EVENTS

ColonyCredit REAL ESTATE

Business & Financial Results	▪ Third quarter 2019 GAAP net income (loss) attributable to common stockholders of $(356.0) million, or $(2.77) per share ▪ **Core Portfolio** ○ GAAP net income (loss): $(1.5) million, or $(0.01) per share ○ Core Earnings (Loss): $44.7 million, or $0.34 per share ▪ **Legacy, Non-Strategic Portfolio** ○ GAAP net income (loss): ($354.5) million, or $(2.76) per share ○ Legacy, Non-Strategic Earnings (Loss): ($120.3) million, or $(0.91) per share ○ Legacy, Non-Strategic Earnings (Loss) excluding gains / (losses): $6.9 million, or $0.05 per share ▪ **GAAP book value:** $2.2 billion, or $16.55 per share; **Undepreciated book value:** $2.3 billion, or $17.77 per share ▪ **Write-downs:** $385 million; $258 million real estate and preferred equity impairments and $127 million loan loss provisions ▪ **Dividend:** ○ Monthly dividend of $0.145 per share paid for July, August and September 2019, and subsequently for October 2019 ○ Subsequent dividend modification in furtherance of portfolio bifurcation plan: monthly dividend of $0.10 per share for each of the months ending November and December 2019 ▪ **Management Fee:** ○ Subsequent to quarter end, the Company's manager, a subsidiary of Colony Capital, Inc. and the Company revised the terms of the management agreement in connection with CLNC's portfolio bifurcation plan and related impairments, which will result in a reduction to the fee base by accumulated unrealized provisions for loan losses and real estate impairments to date. Such reduction will be effective during the fourth quarter 2019 and result in a $13 million decrease of the annual base management fee paid by the Company
Investment Portfolio Activity	▪ **Investments:** Allocated and initially funded approximately $486 million and $362 million of capital, respectively, across 10 investments with a weighted average ROE of approximately 12% and an underwritten IRR of approximately 13% ▪ **Dispositions:** (i) Received $38 million in PE sale proceeds (total proceeds received to date of $140 million with $2 million remaining to be collected in Q4'19) and (ii) sold a CMBS B-piece at a premium to 3/31/19 fair market value, which resulted in approximately $33 million of net proceeds ○ Subsequent to quarter end, executed a purchase and sale agreement for the sale of an owned hotel asset with a GAAP book value of approximately $72 million; closing is expected during the fourth quarter 2019 with capital to be recycled into target investments in the Core Portfolio
Capitalization & Liquidity	▪ **CLO:** Executed $1 billion Commercial Real Estate Collateralized Loan Obligation in October 2019 ("CLO"). The CLO accretively financed interests in 21 floating-rate mortgages with an 83.5% advance rate and weighted average coupon at issuance of L+1.59%, before transaction costs, with a structure that features a two-year reinvestment period. CLO proceeds were used primarily to repay approximately $770 million of debt under master repurchase facilities ▪ **Corporate liquidity:** Approximately $304 million through cash-on-hand and availability under the corporate revolving credit facility

8

Colony Credit REAL ESTATE

I. COMPANY SNAPSHOT

($ in thousands, unless otherwise stated; as of September 30, 2019; at CLNC share)

Company overview

$5.6 billion	**Total at-share assets**[(1)]
56%	**Debt-to-asset ratio**[(2)]
1.4x	**Net-debt-to-equity ratio**[(3)]
$2.2 billion / $16.55 per share	**GAAP book value**[(1)]
$2.3 billion / $17.77 per share	**Undepreciated book value**[(1)]
$1.20	**Annual dividend per share** *(Based on November 2019 declared monthly dividend of $0.10 per share)*
8.5%	**Annual dividend yield** *(Based on closing share price of $14.20 as of 11/5/19 and annualized Nov-19 dividend)*

Portfolio overview

	Carrying value[(1)]	Net carrying value[(4)]	Per Share
Core Portfolio			
Senior mortgage loans	$ 2,277,750	$ 717,143	$ 5.45
Mezzanine loans	268,089	268,089	2.04
Preferred equity & other loans[(5)]	286,704	286,704	2.18
CRE debt securities[(6)]	366,505	161,328	1.23
Net lease real estate[(7)]	1,102,299	353,966	2.69
Other real estate (under sale contract)[(7)] *	71,871	71,871	0.55
Allocated assets, liabilities & corporate debt[(8)]	169,483	(97,399)	(0.74)
Total Core Portfolio	**$ 4,542,700**	**$ 1,761,702**	**$13.39**
Legacy, Non-Strategic Portfolio			
Investment-level - LNS Portfolio	$ 847,085	$ 414,941	$ 3.15
Allocated assets, liabilities & corporate debt[(8)]	167,858	1,002	0.01
Total Legacy, Non-Strategic Portfolio	**$ 1,014,943**	**$ 415,943**	**$ 3.16**
Total GAAP book value	**$ 5,557,643**	**$ 2,177,645**	**$16.55**
Plus: accumulated depreciation & amortization[(9)]		161,117	1.22
Total undepreciated book value		**$ 2,338,762**	**$17.77**

** Subsequent to quarter end, the Company executed a purchase and sale agreement for the sale of a hotel asset with closing expected in Q419. Capital expected to be redeployed into target investments within the Core Portfolio*

See footnotes in the appendix

9

II. CORE PORTFOLIO 10II. CORE PORTFOLIO 10

II. CORE PORTFOLIO – OVERVIEW

(As of September 30, 2019; at CLNC share)

Portfolio summary

113	Total number of investments
$4.5 billion	Total at-share assets[1]
$1.8 billion	GAAP book value[1]
$13.39	GAAP book value per share
9.5%	YTD annualized Core Earnings yield[2]

Investment type[3]



Mezzanine loans 6%
Preferred equity & other loans(4) 7%
CRE debt securities 8%
Net lease real estate 26%
Senior mortgage loans 53%

Property type[3]



Other(5) 8%
Hotel 15%
Office 33%
Multifamily 20%
Industrial 24%

Select Underlying Assets



Los Angeles Mixed-Used Development



Southwest Multifamily Property



Northern California Luxury Hotel



NNN Dublin Office Campus

11

See footnotes in the appendix

II. CORE PORTFOLIO – LOANS & PREFERRED EQUITY PORTFOLIO OVERVIEW (As of September 30, 2019; at CLNC share) (5) Investment type Overview Preferred equity & other loans 10% % of performing loans 100% Mezzanine loans 10% Senior (1) mortgage Total loans & preferred equity $2.8 billion loans 80% Total number of investments 55 (5) Property type Average investment size $52 million Industrial 5% (6) Other Office 11% % Senior loans floating rate 32% 93% (All floating rate senior loans have LIBOR floors in-place) Hotel (2) 21% W.A. remaining term 2.2 years Multifamily (3) 28% W.A. extended remaining term 4.5 years (5) Geography Midwest Southeast (4) Other 3% W.A. unlevered all-in yield 5% 7.8% <1% Europe 7% Southwest W.A. loan-to-value (senior loans only) 70% 10% West 55% W.A. risk ranking 3.1 Northeast 12 20% See footnotes in the appendix12II. CORE PORTFOLIO – LOANS & PREFERRED EQUITY PORTFOLIO OVERVIEW (As of September 30, 2019; at CLNC share) (5) Investment type Overview Preferred equity & other loans 10% % of performing loans 100% Mezzanine loans 10% Senior (1) mortgage Total loans & preferred equity $2.8 billion loans 80% Total number of investments 55 (5) Property type Average investment size $52 million Industrial 5% (6) Other Office 11% % Senior loans floating rate 32% 93% (All floating rate senior loans have LIBOR floors in-place) Hotel (2) 21% W.A. remaining term 2.2 years Multifamily (3) 28% W.A. extended remaining term 4.5 years (5) Geography Midwest Southeast (4) Other 3% W.A. unlevered all-in yield 5% 7.8% <1% Europe 7% Southwest W.A. loan-to-value (senior loans only) 70% 10% West 55% W.A. risk ranking 3.1 Northeast 12 20% See footnotes in the appendix12

II. CORE PORTFOLIO – LOANS & PREFERRED EQUITY PORTFOLIO OVERVIEW (CONT’D) ($ in thousands; as of September 30, 2019; at CLNC share) Carrying Net carrying W.A. unlevered W.A. remaining W.A. extended Number of (1) (2) (3) (4) (5) investments value value all-in yield term (years) term (years) Floating rate Senior mortgage loans 36 $ 2,110,368 $ 549,761 6.0% 1.8 4.4 Mezzanine loans 2 32,120 32,120 11.9% 0.6 2.6 Total / W.A. floating rate 38 2,142,488 581,881 6.1% 1.8 4.4 Fixed rate Senior mortgage loans 1 167,382 167,382 15.0% 1.3 4.3 Mezzanine loans 7 235,969 235,969 13.0% 2.0 3.5 Preferred equity & other loans 9 286,704 286,704 12.0% 6.3 6.8 Total / W.A. fixed rate 17 690,055 690,055 13.1% 3.6 5.1 Total / W.A. 55 $ 1 2,832,543$ 7. ,271,936 8% 2.2 4.5 13 See footnotes in the appendix13II. CORE PORTFOLIO – LOANS & PREFERRED EQUITY PORTFOLIO OVERVIEW (CONT’D) ($ in thousands; as of September 30, 2019; at CLNC share) Carrying Net carrying W.A. unlevered W.A. remaining W.A. extended Number of (1) (2) (3) (4) (5) investments value value all-in yield term (years) term (years) Floating rate Senior mortgage loans 36 $ 2,110,368 $ 549,761 6.0% 1.8 4.4 Mezzanine loans 2 32,120 32,120 11.9% 0.6 2.6 Total / W.A. floating rate 38 2,142,488 581,881 6.1% 1.8 4.4 Fixed rate Senior mortgage loans 1 167,382 167,382 15.0% 1.3 4.3 Mezzanine loans 7 235,969 235,969 13.0% 2.0 3.5 Preferred equity & other loans 9 286,704 286,704 12.0% 6.3 6.8 Total / W.A. fixed rate 17 690,055 690,055 13.1% 3.6 5.1 Total / W.A. 55 $ 1 2,832,543$ 7. ,271,936 8% 2.2 4.5 13 See footnotes in the appendix13

II. CORE PORTFOLIO – CRE DEBT SECURITIES

(As of September 30, 2019, unless otherwise stated; at CLNC share)

Overview

$469 million	Principal value[(1)]
$367 million	Carrying value[(1)]
$161 million	Net carrying value[(2)]
51	Total number of investments[(3)]
6.4 years	W.A. remaining term[(4)]
7.3%	W.A. unlevered all-in yield[(5)]

Ratings Category[(6)]



"B-Piece" Investments 30%
BBB- 62%
BB | B 8%

Vintage[(6)]



Investment grade
Non-investment grade
"B-Piece" investments
% of Portfolio
30%
25%
20%
15%
10%
5%
0%
15%
6%
19%
27%
23%
10%
2011
2012
2013
2014
2015
2016
2017
2018
Vintage Year

14

See footnotes in the appendix

II. CORE PORTFOLIO – NET LEASE REAL ESTATE ($ and square feet in thousands; as of September 30, 2019, unless otherwise stated; at CLNC share) Rentable square W.A. % leased W.A. remaining Carrying Net carrying Q3 NOI / Annualized Q3 Number of Number of at end of lease term feet ( RSF ) / (1) (2) (3) (4) properties buildings value value EBITDA NOI / EBITDA (5) (6) keys period (years) Industrial 47 47 11,319 RSF $ 715,962 $ 199,924 $ 12,455 $ 49,820 96% 9.7 Office 3 28 1,812 RSF 386,337 154,042 5,945 23,780 100% 9.4 Total / W.A. 50 75 13,132 RSF$ 35 1,102,299 $ 3,966 $ 18,400 $ 73,600 98% 9.6 Other real estate (under contract for sale) * Hotel 1 1 500 Keys $ 71,871 $ 71,871 $ 1,202 $ 4,808 n/a n/a * Subsequent to quarter end, the Company executed a purchase and sale agreement for the sale of a hotel asset with closing expected in Q419; Capital expected to be redeployed into target investments within the Core Portfolio (7) (7) (6)(7) Property type Geography W.A. remaining lease term Southeast 17% West 3.1 - 4.0 yrs 30% Office 43%** 35% +5.0 yrs 57% Midwest Industrial 25% 65% Europe 28% ** Approximately 91% is related to industrial net lease properties 15 See footnotes in the appendix15II. CORE PORTFOLIO – NET LEASE REAL ESTATE ($ and square feet in thousands; as of September 30, 2019, unless otherwise stated; at CLNC share) Rentable square W.A. % leased W.A. remaining Carrying Net carrying Q3 NOI / Annualized Q3 Number of Number of at end of lease term feet ( RSF ) / (1) (2) (3) (4) properties buildings value value EBITDA NOI / EBITDA (5) (6) keys period (years) Industrial 47 47 11,319 RSF $ 715,962 $ 199,924 $ 12,455 $ 49,820 96% 9.7 Office 3 28 1,812 RSF 386,337 154,042 5,945 23,780 100% 9.4 Total / W.A. 50 75 13,132 RSF$ 35 1,102,299 $ 3,966 $ 18,400 $ 73,600 98% 9.6 Other real estate (under contract for sale) * Hotel 1 1 500 Keys $ 71,871 $ 71,871 $ 1,202 $ 4,808 n/a n/a * Subsequent to quarter end, the Company executed a purchase and sale agreement for the sale of a hotel asset with closing expected in Q419; Capital expected to be redeployed into target investments within the Core Portfolio (7) (7) (6)(7) Property type Geography W.A. remaining lease term Southeast 17% West 3.1 - 4.0 yrs 30% Office 43%** 35% +5.0 yrs 57% Midwest Industrial 25% 65% Europe 28% ** Approximately 91% is related to industrial net lease properties 15 See footnotes in the appendix15

II. CORE PORTFOLIO – INVESTMENT DETAIL ($ in millions; as of September 30, 2019; at CLNC share) Core Portfolio – loans & preferred equity portfolio Carrying Coupon Cash Unlevered Extended Risk (1) (2) (3) (4) ranking Collateral type City, State value type coupon all-in yield maturity date LTV Senior loans Loan 1 Hotel San Jose, CA $ 173 Floating L+ 4.3% 6.3% Jan-23 62% 3 Loan 2 Multifamily Milpitas, CA 1 70 Floating L+ 3.1% 5.5% Jul-24 72% 3 Loan 3 * Other Dublin, Ireland 167 Fixed 8.0% 15.0% Dec-23 96% 3 Loan 4 Hotel San Diego, CA 139 Floating L+ 4.8% 7.1% Oct-24 71% 4 Loan 5 Hotel Berkeley, CA 119 Floating L+ 3.2% 5.4% Jul-25 66% 3 Loan 6 Industrial New York, NY 115 Floating L+ 3.1% 5.8% Sep-24 76% 3 Loan 7 Office Carlsbad, CA 113 Floating L+ 3.7% 6.1% Dec-23 73% 3 Loan 8 Multifamily Various - U.S. 91 Floating L+ 3.0% 5.9% Apr-24 65% 3 Loan 9 * Multifamily Santa Clara, CA 89 Floating L+ 4.4% 7.3% Jun-24 64% 3 Loan 10 Office Stamford, CT 85 Floating L+ 3.5% 5.8% Jun-25 71% 3 Loan 11 Hotel Englewood, CO 73 Floating L+ 3.5% 5.8% Jul-23 69% 3 Loan 12 Office Burlingame, CA 70 Floating L+ 2.8% 5.2% Jul-23 61% 3 Loan 13 Office San Jose, CA 63 Floating L+ 2.5% 5.0% Aug-25 66% 3 Loan 14 Office Long Island City, NY 62 Floating L+ 3.3% 5.8% Apr-24 58% 3 Loan 15 Office Long Island City, NY 59 Floating L+ 3.5% 6.0% Jun-24 59% 3 Loan 16 Office Baltimore, MD 53 Floating L+ 3.5% 6.2% Feb-24 74% 3 Loan 17 Office Washington, D.C. 50 Floating L+ 2.8% 5.7% Aug-24 68% 3 Loan 18 Multifamily Knoxville, TN 50 Floating L+ 4.0% 6.5% Dec-22 80% 2 Loan 19 Multifamily Phoenix, AZ 43 Floating L+ 2.7% 5.2% Jul-24 76% 3 Loan 20 Multifamily Dupont, WA 40 Floating L+ 3.3% 5.8% Nov-23 82% 3 Loan 21 Multifamily Henderson, NV 38 Floating L+ 3.3% 5.8% Jun-23 73% 3 Loan 22 Multifamily Las Vegas, NV 37 Floating L+ 3.2% 5.9% Feb-24 71% 3 Loan 23 Multifamily Oxnard, CA 37 Floating L+ 5.2% 8.0% May-21 71% 3 Loan 24 Office Salt Lake City, UT 36 Floating L+ 2.7% 5.0% Oct-24 72% 3 Loan 25 Hotel Bloomington, MN 35 Floating L+ 6.0% 8.0% Jan-20 59% 4 Loan 26 Multifamily North Phoenix, AZ 34 Floating L+ 3.4% 5.9% May-24 81% 3 Loan 27 Office Miami, FL 33 Floating L+ 4.9% 7.2% Jul-22 66% 3 Loan 28 Office San Jose, CA 27 Floating L+ 3.0% 5.9% Apr-24 64% 3 Loan 29 Multifamily Tempe, AZ 26 Floating L+ 2.9% 5.4% Feb-24 79% 3 Loan 30 Office Santa Barbara, CA 25 Floating L+ 3.2% 5.7% Feb-24 80% 3 Loan 31 Office San Francisco, CA 23 Floating L+ 3.4% 6.1% Oct-24 72% 3 Loan 32 Multifamily Phoenix, AZ 21 Floating L+ 2.9% 5.4% Jan-23 73% 3 Loan 33 Office San Francisco, CA 20 Floating L+ 2.8% 5.6% Sep-24 74% 3 Loan 34 Office Charlotte, NC 18 Floating L+ 3.4% 6.0% Mar-24 56% 3 Loan 35 Office Los Angeles, CA 17 Floating L+ 4.7% 6.9% Jan-23 76% 3 Loan 36 Multifamily Tempe, AZ 16 Floating L+ 3.0% 5.5% Sep-23 70% 3 Loan 37 Multifamily Las Vegas, NV 13 Floating L+ 3.2% 5.9% Feb-24 71% 3 Total / W.A. senior loans $ 2,278 6.7% Feb-24 70% 3.1 * Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects 16 See footnotes in the appendix16II. CORE PORTFOLIO – INVESTMENT DETAIL ($ in millions; as of September 30, 2019; at CLNC share) Core Portfolio – loans & preferred equity portfolio Carrying Coupon Cash Unlevered Extended Risk (1) (2) (3) (4) ranking Collateral type City, State value type coupon all-in yield maturity date LTV Senior loans Loan 1 Hotel San Jose, CA $ 173 Floating L+ 4.3% 6.3% Jan-23 62% 3 Loan 2 Multifamily Milpitas, CA 1 70 Floating L+ 3.1% 5.5% Jul-24 72% 3 Loan 3 * Other Dublin, Ireland 167 Fixed 8.0% 15.0% Dec-23 96% 3 Loan 4 Hotel San Diego, CA 139 Floating L+ 4.8% 7.1% Oct-24 71% 4 Loan 5 Hotel Berkeley, CA 119 Floating L+ 3.2% 5.4% Jul-25 66% 3 Loan 6 Industrial New York, NY 115 Floating L+ 3.1% 5.8% Sep-24 76% 3 Loan 7 Office Carlsbad, CA 113 Floating L+ 3.7% 6.1% Dec-23 73% 3 Loan 8 Multifamily Various - U.S. 91 Floating L+ 3.0% 5.9% Apr-24 65% 3 Loan 9 * Multifamily Santa Clara, CA 89 Floating L+ 4.4% 7.3% Jun-24 64% 3 Loan 10 Office Stamford, CT 85 Floating L+ 3.5% 5.8% Jun-25 71% 3 Loan 11 Hotel Englewood, CO 73 Floating L+ 3.5% 5.8% Jul-23 69% 3 Loan 12 Office Burlingame, CA 70 Floating L+ 2.8% 5.2% Jul-23 61% 3 Loan 13 Office San Jose, CA 63 Floating L+ 2.5% 5.0% Aug-25 66% 3 Loan 14 Office Long Island City, NY 62 Floating L+ 3.3% 5.8% Apr-24 58% 3 Loan 15 Office Long Island City, NY 59 Floating L+ 3.5% 6.0% Jun-24 59% 3 Loan 16 Office Baltimore, MD 53 Floating L+ 3.5% 6.2% Feb-24 74% 3 Loan 17 Office Washington, D.C. 50 Floating L+ 2.8% 5.7% Aug-24 68% 3 Loan 18 Multifamily Knoxville, TN 50 Floating L+ 4.0% 6.5% Dec-22 80% 2 Loan 19 Multifamily Phoenix, AZ 43 Floating L+ 2.7% 5.2% Jul-24 76% 3 Loan 20 Multifamily Dupont, WA 40 Floating L+ 3.3% 5.8% Nov-23 82% 3 Loan 21 Multifamily Henderson, NV 38 Floating L+ 3.3% 5.8% Jun-23 73% 3 Loan 22 Multifamily Las Vegas, NV 37 Floating L+ 3.2% 5.9% Feb-24 71% 3 Loan 23 Multifamily Oxnard, CA 37 Floating L+ 5.2% 8.0% May-21 71% 3 Loan 24 Office Salt Lake City, UT 36 Floating L+ 2.7% 5.0% Oct-24 72% 3 Loan 25 Hotel Bloomington, MN 35 Floating L+ 6.0% 8.0% Jan-20 59% 4 Loan 26 Multifamily North Phoenix, AZ 34 Floating L+ 3.4% 5.9% May-24 81% 3 Loan 27 Office Miami, FL 33 Floating L+ 4.9% 7.2% Jul-22 66% 3 Loan 28 Office San Jose, CA 27 Floating L+ 3.0% 5.9% Apr-24 64% 3 Loan 29 Multifamily Tempe, AZ 26 Floating L+ 2.9% 5.4% Feb-24 79% 3 Loan 30 Office Santa Barbara, CA 25 Floating L+ 3.2% 5.7% Feb-24 80% 3 Loan 31 Office San Francisco, CA 23 Floating L+ 3.4% 6.1% Oct-24 72% 3 Loan 32 Multifamily Phoenix, AZ 21 Floating L+ 2.9% 5.4% Jan-23 73% 3 Loan 33 Office San Francisco, CA 20 Floating L+ 2.8% 5.6% Sep-24 74% 3 Loan 34 Office Charlotte, NC 18 Floating L+ 3.4% 6.0% Mar-24 56% 3 Loan 35 Office Los Angeles, CA 17 Floating L+ 4.7% 6.9% Jan-23 76% 3 Loan 36 Multifamily Tempe, AZ 16 Floating L+ 3.0% 5.5% Sep-23 70% 3 Loan 37 Multifamily Las Vegas, NV 13 Floating L+ 3.2% 5.9% Feb-24 71% 3 Total / W.A. senior loans $ 2,278 6.7% Feb-24 70% 3.1 * Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects 16 See footnotes in the appendix16

II. CORE PORTFOLIO – INVESTMENT DETAIL (CONT’D) ($ in millions; rentable square feet in thousands; as of September 30, 2019; at CLNC share) Core Portfolio – loans & preferred equity portfolio (cont’d) Carrying Coupon Cash Unlevered Extended Risk (1) (2) (3) (4) Collateral type City, State value type coupon all-in yield maturity date LTV ranking Mezzanine loans Loan 38 * Other Los Angeles, CA $ 88 Fixed 10.0% 13.0% Jul-22 81% 4 * Loan 39 Multifamily Santa Clarita, CA 48 Fixed 7.0% 13.8% Dec-24 84% 3 Loan 40 * Office Dublin, Ireland 32 Fixed n/a 12.5% Dec-21 98% 3 Loan 41 Hotel Berkeley, CA 28 Fixed 11.5% 11.5% Jul-25 81% 3 * Loan 42 Multifamily New York, NY 20 Floating L+ 9.5% 11.0% Aug-22 84% 3 Loan 43 * Other San Rafael, CA 19 Fixed 10.0% 15.0% Dec-19 73% 3 * Loan 44 Multifamily Placentia, CA 16 Fixed 8.0% 13.3% Jul-24 90% 3 Loan 45 Hotel New York, NY 12 Floating L+ 11.0% 13.3% Jan-22 72% 3 Loan 46 Multifamily Various - TX 5 Fixed 9.5% 9.5% Aug-24 83% 3 Total / W.A. mezzanine loans $ 268 12.9% Mar-23 83% 3.3 Preferred equity & other loans Loan 47 Industrial Various - U.S. $ 101 Fixed 14.1% 14.2% Sep-27 n/a 3 Loan 48 Office Various - N.Y. 96 Fixed 7.0% 12.0% Jun-27 n/a 4 Loan 49 * Other Los Angeles, CA 30 Fixed 10.0% 13.0% Jul-22 n/a 4 Loan 50 ** Industrial Various - U.S. 24 n/a n/a n/a Sep-27 n/a 3 Loan 51 Office Las Vegas, NV 20 Fixed 8.0% 15.5% Sep-23 n/a 3 Loan 52 Other Various - U.S. 11 Fixed 15.0% 15.3% May-24 n/a 3 *,** Loan 53 Office Dublin, Ireland 3 n/a n/a n/a Dec-21 n/a 3 Loan 54 Other Various - U.S. 1 n/a n/a n/a n/a n/a 3 ** Loan 55 Hotel Austin, TX 0 Fixed n/a 7.5% n/a n/a 3 Total / W.A. preferred equity & other loans $ 287 12.0% Jan-26 n/a 3.4 Total / W.A. loans & preferred equity portfolio $ 2,833 7.8% Mar-24 n/a 3.1 * Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects ** Represents an equity participation interest Core Portfolio – net lease real estate Carrying Annualized # of # of Rentable square W.A. W.A. lease (1) (5) (6) (7) Collateral type City, State value Q3 NOI properties buildings feet ( RSF ) % leased term (yrs) Net lease real estate Net lease 1 Industrial Various - U.S. $ 328 $ 21 2 2 22 6,697 RSF 93% 3.8 Net lease 2 Office Stavenger, Norway 308 17 1 26 1,291 RSF 100% 10.7 Net lease 3 Industrial Various - U.S. 282 20 2 2 2,787 RSF 100% 18.8 Net lease 4 Industrial Various - OH 106 9 23 23 1,834 RSF 98% 3.7 Net lease 5 Office Aurora, CO 45 4 1 1 184 RSF 100% 3.2 Net lease 6 Office Indianapolis, IN 33 3 1 1 338 RSF 100% 6.3 Total / W.A. net lease real estate $ 1,102 $ 74 5 0 75 13,132 RSF 98% 9.6 17 See footnotes in the appendix17II. CORE PORTFOLIO – INVESTMENT DETAIL (CONT’D) ($ in millions; rentable square feet in thousands; as of September 30, 2019; at CLNC share) Core Portfolio – loans & preferred equity portfolio (cont’d) Carrying Coupon Cash Unlevered Extended Risk (1) (2) (3) (4) Collateral type City, State value type coupon all-in yield maturity date LTV ranking Mezzanine loans Loan 38 * Other Los Angeles, CA $ 88 Fixed 10.0% 13.0% Jul-22 81% 4 * Loan 39 Multifamily Santa Clarita, CA 48 Fixed 7.0% 13.8% Dec-24 84% 3 Loan 40 * Office Dublin, Ireland 32 Fixed n/a 12.5% Dec-21 98% 3 Loan 41 Hotel Berkeley, CA 28 Fixed 11.5% 11.5% Jul-25 81% 3 * Loan 42 Multifamily New York, NY 20 Floating L+ 9.5% 11.0% Aug-22 84% 3 Loan 43 * Other San Rafael, CA 19 Fixed 10.0% 15.0% Dec-19 73% 3 * Loan 44 Multifamily Placentia, CA 16 Fixed 8.0% 13.3% Jul-24 90% 3 Loan 45 Hotel New York, NY 12 Floating L+ 11.0% 13.3% Jan-22 72% 3 Loan 46 Multifamily Various - TX 5 Fixed 9.5% 9.5% Aug-24 83% 3 Total / W.A. mezzanine loans $ 268 12.9% Mar-23 83% 3.3 Preferred equity & other loans Loan 47 Industrial Various - U.S. $ 101 Fixed 14.1% 14.2% Sep-27 n/a 3 Loan 48 Office Various - N.Y. 96 Fixed 7.0% 12.0% Jun-27 n/a 4 Loan 49 * Other Los Angeles, CA 30 Fixed 10.0% 13.0% Jul-22 n/a 4 Loan 50 ** Industrial Various - U.S. 24 n/a n/a n/a Sep-27 n/a 3 Loan 51 Office Las Vegas, NV 20 Fixed 8.0% 15.5% Sep-23 n/a 3 Loan 52 Other Various - U.S. 11 Fixed 15.0% 15.3% May-24 n/a 3 *,** Loan 53 Office Dublin, Ireland 3 n/a n/a n/a Dec-21 n/a 3 Loan 54 Other Various - U.S. 1 n/a n/a n/a n/a n/a 3 ** Loan 55 Hotel Austin, TX 0 Fixed n/a 7.5% n/a n/a 3 Total / W.A. preferred equity & other loans $ 287 12.0% Jan-26 n/a 3.4 Total / W.A. loans & preferred equity portfolio $ 2,833 7.8% Mar-24 n/a 3.1 * Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects ** Represents an equity participation interest Core Portfolio – net lease real estate Carrying Annualized # of # of Rentable square W.A. W.A. lease (1) (5) (6) (7) Collateral type City, State value Q3 NOI properties buildings feet ( RSF ) % leased term (yrs) Net lease real estate Net lease 1 Industrial Various - U.S. $ 328 $ 21 2 2 22 6,697 RSF 93% 3.8 Net lease 2 Office Stavenger, Norway 308 17 1 26 1,291 RSF 100% 10.7 Net lease 3 Industrial Various - U.S. 282 20 2 2 2,787 RSF 100% 18.8 Net lease 4 Industrial Various - OH 106 9 23 23 1,834 RSF 98% 3.7 Net lease 5 Office Aurora, CO 45 4 1 1 184 RSF 100% 3.2 Net lease 6 Office Indianapolis, IN 33 3 1 1 338 RSF 100% 6.3 Total / W.A. net lease real estate $ 1,102 $ 74 5 0 75 13,132 RSF 98% 9.6 17 See footnotes in the appendix17

III. LEGACY, NON- STRATEGIC PORTFOLIO 18III. LEGACY, NON- STRATEGIC PORTFOLIO 18

III. LEGACY, NON-STRATEGIC – PORTFOLIO OVERVIEW ($ in thousands, unless otherwise stated; as of September 30, 2019; at CLNC share) (3) (3) Portfolio summary Investment type Property type Total number of 70 PE interests (4) (6) Other Net lease Preferred equity investments 2% <1% 10% real estate 7% Hotel (1) Mezzanine $1.0 billion Total at-share assets 10% loans Office 8% 38% (1) Senior $0.4 billion GAAP book value mortgage loans Retail 20% 19% Other real GAAP book value per estate $3.16 share 63% (5) Multifamily YTD annualized Legacy, 23% Non-Strategic Earnings 8.2% (2) yield ex. gains / (losses) Portfolio Overview Portfolio Activity Carrying Net carrying (7) (8) Count value value § YTD annualized Legacy, Non-Strategic Earnings excluding gains / Senior mortgage loans 10 $ 169,938 $ 123,965 (losses) of approximately $34.1 million, or $0.26 per share; YTD Mezzanine loans 6 70,153 70,153 annualized Legacy, Non-Strategic Earnings yield of approximately 8.2% (4) 12 2 22 Preferred equity Net lease real estate 6 60,214 4,120 § GAAP book value of $0.4 billion, or $3.16 per share Other real estate 41 532,435 202,359 § Undepreciated book value of $0.5 billion, or $3.81 per share PE interests 6 14,323 14,323 Total investment-level 70 $ 847,085 $ 414,941 § Sold approximately 90% of private equity interests for approximately Allocated assets, liabilities 167, 858 1,002 (9) $140 million of proceeds in 2019 & corporate debt Total GAAP book value $ 1,014,943 $ 415,943 19 See footnotes in the appendix19III. LEGACY, NON-STRATEGIC – PORTFOLIO OVERVIEW ($ in thousands, unless otherwise stated; as of September 30, 2019; at CLNC share) (3) (3) Portfolio summary Investment type Property type Total number of 70 PE interests (4) (6) Other Net lease Preferred equity investments 2% <1% 10% real estate 7% Hotel (1) Mezzanine $1.0 billion Total at-share assets 10% loans Office 8% 38% (1) Senior $0.4 billion GAAP book value mortgage loans Retail 20% 19% Other real GAAP book value per estate $3.16 share 63% (5) Multifamily YTD annualized Legacy, 23% Non-Strategic Earnings 8.2% (2) yield ex. gains / (losses) Portfolio Overview Portfolio Activity Carrying Net carrying (7) (8) Count value value § YTD annualized Legacy, Non-Strategic Earnings excluding gains / Senior mortgage loans 10 $ 169,938 $ 123,965 (losses) of approximately $34.1 million, or $0.26 per share; YTD Mezzanine loans 6 70,153 70,153 annualized Legacy, Non-Strategic Earnings yield of approximately 8.2% (4) 12 2 22 Preferred equity Net lease real estate 6 60,214 4,120 § GAAP book value of $0.4 billion, or $3.16 per share Other real estate 41 532,435 202,359 § Undepreciated book value of $0.5 billion, or $3.81 per share PE interests 6 14,323 14,323 Total investment-level 70 $ 847,085 $ 414,941 § Sold approximately 90% of private equity interests for approximately Allocated assets, liabilities 167, 858 1,002 (9) $140 million of proceeds in 2019 & corporate debt Total GAAP book value $ 1,014,943 $ 415,943 19 See footnotes in the appendix19

III. LEGACY, NON-STRATEGIC – LOANS & PREFERRED EQUITY PORTFOLIO OVERVIEW (As of September 30, 2019; at CLNC share) (5) Investment type Overview Preferred equity <1% (1) Mezzanine Total loans & preferred equity $240 million loans Senior 29% loans 71% Total number of investments 17 (5) Property type Average investment size $14 million Hotel 21% Retail 46% % Senior loans floating rate 85% (6) Other 33% (2) W.A. remaining term 1.5 years (5) Geography Southwest Midwest (3) 3% <1% W.A. extended remaining term 2.2 years Southeast 15% (4) West W.A. unlevered all-in yield 7.9% 56% Northeast 26% 20 See footnotes in the appendix20III. LEGACY, NON-STRATEGIC – LOANS & PREFERRED EQUITY PORTFOLIO OVERVIEW (As of September 30, 2019; at CLNC share) (5) Investment type Overview Preferred equity <1% (1) Mezzanine Total loans & preferred equity $240 million loans Senior 29% loans 71% Total number of investments 17 (5) Property type Average investment size $14 million Hotel 21% Retail 46% % Senior loans floating rate 85% (6) Other 33% (2) W.A. remaining term 1.5 years (5) Geography Southwest Midwest (3) 3% <1% W.A. extended remaining term 2.2 years Southeast 15% (4) West W.A. unlevered all-in yield 7.9% 56% Northeast 26% 20 See footnotes in the appendix20

III. LEGACY, NON-STRATEGIC – LOANS & PREFERRED EQUITY PORTFOLIO OVERVIEW (CONT’D) ($ in thousands; as of September 30, 2019; at CLNC share) Carrying Net carrying W.A. unlevered W.A. remaining W.A. extended Number of (1) (2) (3) (4) (5) investments value value all-in yield term (years) term (years) Floating rate Senior mortgage loans 8 $ 143,938 $ 97 ,965 4.6% 1.8 2.6 Mezzanine loans 1 0 0 10.0% 0.5 0.5 Total / W.A. floating rate 9 143,938 97,96 5 4.6% 1.8 2.6 Fixed rate Senior mortgage loans 2 26,000 26,000 9.3% 1.1 1.1 Mezzanine loans 5 70,153 70,153 14.1% 1.0 1.9 * Preferred equity 1 22 22 0.0% 0.0 0.0 Total / W.A. fixed rate 8 96,175 96,175 12.8% 1.0 1.7 Total / W.A. 17 $ 240,113 $ 194,140 7.9% 1.5 2.2 * Represents an equity participation interest 21 See footnotes in the appendix21III. LEGACY, NON-STRATEGIC – LOANS & PREFERRED EQUITY PORTFOLIO OVERVIEW (CONT’D) ($ in thousands; as of September 30, 2019; at CLNC share) Carrying Net carrying W.A. unlevered W.A. remaining W.A. extended Number of (1) (2) (3) (4) (5) investments value value all-in yield term (years) term (years) Floating rate Senior mortgage loans 8 $ 143,938 $ 97 ,965 4.6% 1.8 2.6 Mezzanine loans 1 0 0 10.0% 0.5 0.5 Total / W.A. floating rate 9 143,938 97,96 5 4.6% 1.8 2.6 Fixed rate Senior mortgage loans 2 26,000 26,000 9.3% 1.1 1.1 Mezzanine loans 5 70,153 70,153 14.1% 1.0 1.9 * Preferred equity 1 22 22 0.0% 0.0 0.0 Total / W.A. fixed rate 8 96,175 96,175 12.8% 1.0 1.7 Total / W.A. 17 $ 240,113 $ 194,140 7.9% 1.5 2.2 * Represents an equity participation interest 21 See footnotes in the appendix21

ColonyCredit REAL ESTATE

III. LEGACY, NON-STRATEGIC – NET LEASE REAL ESTATE

($ and square feet in thousands; as of September 30, 2019, unless otherwise stated; at CLNC share)

	Number of properties	Number of buildings	Rentable square feet ("RSF")	Carrying value[1]	Net carrying value[2]	Q3 NOI[3]	Annualized Q3 NOI[4]	W.A. % leased at end of period[5]	W.A. remaining lease term (years)[6]
Retail	10	10	468 RSF	$ 32,929	$ (10,630)	$ 1,317	$ 5,268	100%	5.3
Office	2	2	320 RSF	27,285	14,750	560	2,240	72%	5.6
Total / W.A.	12	12	788 RSF	$ 60,214	$ 4,120	$ 1,877	$ 7,508	87%	5.5

Property type[7]



Retail
45%
Office
55%

Geography[7]



Midwest
45%
Northeast
55%

W.A. remaining lease term[6][7]



3.1 - 4.0 yrs
23%
+5.0 yrs
34%
4.1 - 5.0 yrs
43%

22

See footnotes in the appendix

III. LEGACY, NON-STRATEGIC – OTHER REAL ESTATE ($ and square feet in thousands; as of September 30, 2019, unless otherwise stated; at CLNC share) W.A. % leased W.A. remaining Rentable square Carrying Net carrying Q3 NOI / Annualized Q3 Number of Number of feet ( RSF ) / at end of lease term (1) (2) (3) (4) properties buildings value value EBITDA NOI / EBITDA (5) (6) units / keys period (years) Office 35 44 3,724 RSF $ 287,690 $ 85,890 $ 5,711 $ 22,844 83% 3.4 (7) 8 113 3,327 units 195,171 88,395 3,005 12,020 93% n/a Multifamily Retail 6 8 1,240 RSF 17,733 17,733 610 2,440 79% 2.7 Hotel 2 2 443 keys 31,841 10,341 994 3,976 n/a n/a Total / W.A. 51 167 n/a $ 532,435 $ 202,359 $ 10 ,320 $ 41,280 86% 3.4 (8) (8) (6)(8) Property type Geography W.A. remaining lease term Retail West +5 yrs Hotel <1.0 yr 3% 4% <1% 6% 14% Northeast 21% Midwest 1.1 - 2.0 yrs 42% 19% Office 54% 2.1 - 3.0 yrs 3% (7) Multifamily 4.1 - 5.0 yrs Southeast 63% 37% 3.1 - 4.0 yrs 33% 1% 23 See footnotes in the appendix23III. LEGACY, NON-STRATEGIC – OTHER REAL ESTATE ($ and square feet in thousands; as of September 30, 2019, unless otherwise stated; at CLNC share) W.A. % leased W.A. remaining Rentable square Carrying Net carrying Q3 NOI / Annualized Q3 Number of Number of feet ( RSF ) / at end of lease term (1) (2) (3) (4) properties buildings value value EBITDA NOI / EBITDA (5) (6) units / keys period (years) Office 35 44 3,724 RSF $ 287,690 $ 85,890 $ 5,711 $ 22,844 83% 3.4 (7) 8 113 3,327 units 195,171 88,395 3,005 12,020 93% n/a Multifamily Retail 6 8 1,240 RSF 17,733 17,733 610 2,440 79% 2.7 Hotel 2 2 443 keys 31,841 10,341 994 3,976 n/a n/a Total / W.A. 51 167 n/a $ 532,435 $ 202,359 $ 10 ,320 $ 41,280 86% 3.4 (8) (8) (6)(8) Property type Geography W.A. remaining lease term Retail West +5 yrs Hotel <1.0 yr 3% 4% <1% 6% 14% Northeast 21% Midwest 1.1 - 2.0 yrs 42% 19% Office 54% 2.1 - 3.0 yrs 3% (7) Multifamily 4.1 - 5.0 yrs Southeast 63% 37% 3.1 - 4.0 yrs 33% 1% 23 See footnotes in the appendix23

ColonyCredit REAL ESTATE

III. LEGACY, NON-STRATEGIC – INVESTMENT DETAIL

($ in millions; as of September 30, 2019; at CLNC share)

Legacy, Non-Strategic Portfolio – loans & preferred equity portfolio

	Collateral type	City, State	Coupon type	Cash coupon	Unlevered all-in yield[1]	Extended maturity date[2]
Senior loans						
Loan 1 *	Hotel	New York, NY	n/a	n/a	n/a	May-23
Loan 2	Retail	Reno, NV	Floating	L+ 5.3%	7.3%	Aug-21
Loan 3	Retail	Morrow, GA	Floating	L+ 4.0%	6.3%	Jan-24
Loan 4	Retail	Colorado Springs, CO	Floating	L+ 4.9%	6.9%	Apr-20
Loan 5 **	Other	Calimesa, CA	Fixed	12.0%	12.0%	May-20
Loan 6	Retail	Sanford, FL	Fixed	6.0%	6.0%	May-21
Loan 7	Retail	Butler, PA	Floating	L+ 6.5%	8.5%	May-20
Loan 8	Retail	Houston, TX	Floating	L+ 5.8%	7.8%	Jan-20
Loan 9	Retail	Houston, TX	Floating	L+ 5.8%	7.8%	Jan-20
Loan 10 *	Hotel	New York, NY	n/a	n/a	n/a	May-23
Mezzanine loans						
Loan 11 **	Other	Rolling Hills Estates, CA	Fixed	8.0%	15.0%	Jun-21
Loan 12	Retail	Various - U.S.	Fixed	10.5%	10.5%	Apr-24
Loan 13 **	Other	Rolling Hills Estates, CA	Fixed	8.0%	8.0%	Feb-20
Loan 14	Retail	Colorado Springs, CO	Floating	L+ 8.0%	10.0%	Apr-20
Loan 15 *	Hotel	New York, NY	n/a	n/a	n/a	May-23
Loan 16 *	Hotel	New York, NY	n/a	n/a	n/a	May-23
Preferred equity						
Loan 17 **,***	Other	Rolling Hills Estates, CA	n/a	n/a	n/a	n/a

* Represents loans on nonaccrual status

** Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects

*** Represents an equity participation interest

Legacy, Non-Strategic Portfolio – loans & preferred equity portfolio summary

	Carrying value[3]	Unlevered all-in yield[1]	Extended maturity date[2]
Senior loans	$ 170	5.3%	Jan-22
Mezzanine loans	70	14.1%	Aug-21
Preferred equity & other loans	0	n/a	n/a
Total / W.A. loans & preferred equity portfolio	**$ 240**	**7.9%**	**Dec-21**

24

See footnotes in the appendix

III. LEGACY, NON-STRATEGIC – INVESTMENT DETAIL (CONT'D)

ColonyCredit REAL ESTATE

($ in millions; rentable square feet in thousands; as of September 30, 2019; at CLNC share)

Legacy, Non-Strategic Portfolio – net lease & other real estate

	Collateral type	City, State	# of properties	# of buildings	Rentable square feet ("RSF") / units / keys	W.A. % leased[1]	W.A. lease term (yrs)[2]
Net lease real estate							
Net lease 1	Retail	Various - U.S.	7	7	320 RSF	100%	4.7
Net lease 2	Office	Columbus, OH	1	1	199 RSF	52%	7.3
Net lease 3	Office	Rockaway, NJ	1	1	121 RSF	100%	3.3
Net lease 4	Retail	Keene, NH	1	1	45 RSF	100%	9.3
Net lease 5	Retail	Fort Wayne, IN	1	1	50 RSF	100%	4.9
Net lease 6	Retail	South Portland, ME	1	1	53 RSF	100%	4.0
Other real estate							
Other real estate 1	Office	Creve Coeur, MO	7	7	848 RSF	94%	4.5
Other real estate 2	Multifamily	Farmington Hills, MI	1	65	784 units	94%	n/a
Other real estate 3	Office	Warrendale, PA	5	5	496 RSF	100%	4.8
Other real estate 4	Multifamily	New Orleans, LA	1	1	375 units	92%	n/a
Other real estate 5	Office	Vienna, VA	1	1	257 RSF	56%	1.0
Other real estate 6	Hotel	Coraopolis, PA	1	1	318 keys	n/a	n/a
Other real estate 7	Office	Vienna, VA	1	1	173 RSF	38%	1.4
Other real estate 8	Multifamily	Kalamazoo, MI	1	24	584 units	93%	n/a
Other real estate 9	Multifamily	Cayce, SC	1	1	466 units	99%	n/a
Other real estate 10	Multifamily	Central, SC	1	10	469 units	89%	n/a
Other real estate 11	Office	Omaha, NE	1	1	405 RSF	67%	1.3
Other real estate 12	Retail	Leominster, MA	1	3	308 RSF	97%	4.1
Other real estate 13	Multifamily	Gillette, WY	1	6	139 units	89%	n/a
Other real estate 14	Office	Greensboro, NC	1	1	130 RSF	89%	2.3
Other real estate 15	Multifamily	Anchorage, AK	1	5	319 units	92%	n/a
Other real estate 16	Office	Greensboro, NC	1	1	86 RSF	88%	1.7
Other real estate 17	Hotel	Minot, ND	1	1	125 keys	n/a	n/a
Other real estate 18	Office	Winston Salem, NC	1	1	140 RSF	43%	1.2
Other real estate 19	Office	Bath, ME	1	1	38 RSF	100%	1.1
Other real estate 20	Retail	Anchorage, AK	1	1	344 RSF	71%	1.2
Other real estate 21	Office	Topeka, KS	1	1	195 RSF	72%	3.1
Other real estate 22	Retail	Columbus, MS	1	1	307 RSF	57%	1.9
Other real estate 23	Office	Greensboro, NC	1	2	59 RSF	22%	0.5
Other real estate 24	Office	Greensboro, NC	1	1	48 RSF	31%	0.2
Other real estate 25	Retail	West Columbia, SC	1	1	52 RSF	58%	1.0
Other real estate 26	Office	Greensboro, NC	1	1	48 RSF	67%	0.7

25

See footnotes in the appendix

III. LEGACY, NON-STRATEGIC – INVESTMENT DETAIL (CONT'D)

ColonyCredit REAL ESTATE

($ in millions; rentable square feet in thousands; as of September 30, 2019; at CLNC share)

Legacy, Non-Strategic Portfolio – net lease & other real estate (cont'd)

	Collateral type	City, State	# of properties	# of buildings	Rentable square feet ("RSF") / units / keys	W.A. % leased[1]	W.A. lease term (yrs)[2]
Other real estate 27	Office	Greensboro, NC	1	1	47 RSF	36%	0.6
Other real estate 28	Office	Greensboro, NC	1	4	42 RSF	53%	0.5
Other real estate 29	Office	Anchorage, AK	1	5	11 RSF	100%	1.5
Other real estate 30	Office	Lincoln, NE	1	2	124 RSF	98%	4.8
Other real estate 31	Office	Greensboro, NC	1	1	34 RSF	40%	0.2
Other real estate 32	Office	Greensboro, NC	1	1	35 RSF	46%	0.5
Other real estate 33	Office	Greensboro, NC	1	1	27 RSF	58%	0.1
Other real estate 34	Multifamily	Evansville, WY	1	1	191 units	56%	n/a
Other real estate 35	Office	Greensboro, NC	1	1	33 RSF	100%	6.4
Other real estate 36	Office	Greensboro, NC	1	1	35 RSF	50%	0.2
Other real estate 37	Office	Greensboro, NC	1	1	23 RSF	66%	1.5
Other real estate 38	Retail	Dothan, AL	1	1	32 RSF	30%	1.2
Other real estate 39	Retail	Havre, MT	1	1	196 RSF	53%	0.5
Other real estate 40	Office	Lincoln, NE	1	1	194 RSF	34%	1.0
Other real estate 41	Office	Topeka, KS	1	1	195 RSF	72%	3.1

Legacy, Non-Strategic Portfolio – net lease & other real estate summary

	Carrying value[3]	Annualized Q3 NOI / EBITDA[4]	# of properties	# of buildings	Rentable square feet ("RSF") / units / keys	W.A. % leased[1]	W.A. lease term (yrs)[2]
Net lease real estate	$ 60	$ 8	12	12	788 RSF	87%	5.5
Other real estate	532	41	51	167	n/a	86%	3.4
Total / W.A. net lease & other real estate	**$ 593**	**$ 49**	**63**	**179**	**n/a**	**n/a**	**n/a**

26

See footnotes in the appendix

IV. CAPITALIZATION 27IV. CAPITALIZATION 27

IV. CAPITALIZATION HIGHLIGHTS (As of September 30, 2019, unless otherwise stated; at CLNC share) (4) Overview Capital structure Corporate revolving (6) Other debt Total capitalization $5.3 billion credit facility 1% (excluding cash) 3% CMBS credit facilities Stockholders' 4% (5) equity (1) Total outstanding debt $3.1 billion 41% Mortgage debt 22% Corporate revolving credit $282 million ($410 million maximum facility availability facility availability) As of November 5, 2019 Master repurchase facilities $1.4 billion ($2.3 billion maximum availability facilities availability) As of November 5, 2019 (2) Master repurchase Net debt-to-equity ratio 1.4x facilities 29% Total capitalization (3) Blended cost of financing 4.15% $5.3 billion 28 See footnotes in the appendix28IV. CAPITALIZATION HIGHLIGHTS (As of September 30, 2019, unless otherwise stated; at CLNC share) (4) Overview Capital structure Corporate revolving (6) Other debt Total capitalization $5.3 billion credit facility 1% (excluding cash) 3% CMBS credit facilities Stockholders' 4% (5) equity (1) Total outstanding debt $3.1 billion 41% Mortgage debt 22% Corporate revolving credit $282 million ($410 million maximum facility availability facility availability) As of November 5, 2019 Master repurchase facilities $1.4 billion ($2.3 billion maximum availability facilities availability) As of November 5, 2019 (2) Master repurchase Net debt-to-equity ratio 1.4x facilities 29% Total capitalization (3) Blended cost of financing 4.15% $5.3 billion 28 See footnotes in the appendix28

ColonyCredit REAL ESTATE

IV. CAPITALIZATION OVERVIEW

($ in thousands; as of September 30, 2019; at CLNC share)

	Recourse vs. Non-recourse[1]	W.A. extended maturity[2]	W.A. contractual interest rate[2]	W.A. all-in COF[2][3]	Outstanding debt (UPB)[4]
Corporate debt					
Corporate revolving credit facility	Recourse	Feb-23	L + 2.25%	4.25%	$ 158,500
Investment-level debt					
Mortgage debt – net lease (fixed)	Non-recourse	Jan-28	4.34%	4.34%	682,295
Mortgage debt – net lease (floating)	Non-recourse	Apr-21	L + 2.50%	4.50%	66,038
Master repurchase facilities	Limited recourse	Jun-22	L + 1.99%	3.99%	1,497,907
CMBS credit facilities[5]	Recourse	N/A	L + 1.18%	3.18%	205,177
Other debt	Non-recourse	Jun-24	L + 3.00%	5.00%	62,700
Total core portfolio investment-level debt		**Feb-24**		**4.06%**	**2,514,116**
Mortgage debt – net lease (fixed)	Non-recourse	Nov-25	4.33%	4.33%	54,328
Mortgage debt – net lease (floating)	Non-recourse	Jul-23	L + 2.15%	4.15%	1,765
Mortgage debt – other real estate (fixed)	Non-recourse	Jul-24	4.56%	4.56%	277,450
Mortgage debt – other real estate (floating)	Non-recourse	Nov-72	L + 3.57%	5.57%	52,626
Master repurchase facilities	Limited recourse	Apr-21	L + 2.54%	4.54%	45,973
Total legacy, non-strategic portfolio investment-level debt		**Jan-18**		**4.65%**	**432,142**
Total / W.A. debt (CLNC share)		**Feb-23**		**4.15%**	**$ 3,104,758**

	Book value
Stockholders' equity	$ 2,126,762
Noncontrolling interests in the Operating Partnership	50,883
Total book value of common equity (CLNC share)	**2,177,645**
Total capitalization	**$ 5,282,403**

29

See footnotes in the appendix

V. APPENDIX 30V. APPENDIX 30

V. APPENDIX – CONSOLIDATED BALANCE SHEET (In thousands, except share and per share data; as of September 30, 2019 unless otherwise stated) September 30, 2019 (Unaudited) December 31, 2018 Assets Cash and cash equivalents $ 60,332 $ 77,317 Restricted cash 139,549 110,146 Loans and preferred equity held for investment, net 2,516,197 2,020,497 Real estate securities, available for sale, at fair value 255,937 228,185 Real estate, net 1,568,682 1,959,690 Investments in unconsolidated ventures ($14,323 and $160,851 at fair value, respectively) 571,365 903,037 Receivables, net 42,559 48,806 Deferred leasing costs and intangible assets, net 125,072 134,068 Assets held for sale 183,895 - Other assets 76,266 62,006 Mortgage loans held in securitization trusts, at fair value 1,904,003 3,116,978 Total assets $ 7,443,857 $ 8,660,730 Liabilities Securitization bonds payable, net $ - $ 81,372 Mortgage and other notes payable, net 1,245,721 1,173,019 Credit facilities 1,907,556 1,365,918 Due to related party 14,227 15,019 Accrued and other liabilities 138,024 106,187 Intangible liabilities, net 23,916 15,096 Liabilities related to assets held for sale 5,487 - Escrow deposits payable 87,349 65,995 Dividends payable 19,087 18,986 Mortgage obligations issued by securitization trusts, at fair value 1,793,435 2,973,936 Total liabilities 5,234,802 5,815,528 Commitments and contingencies Equity Stockholders’ equity Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding as of September - - 30, 2019 and December 31, 2018, respectively Common stock, $0.01 par value per share Class A, 950,000,000 and 905,000,000 shares authorized, 128,538,703 and 83,410,376 shares issued and 1,285 834 outstanding as of September 30, 2019 and December 31, 2018, respectively Class B-3, no shares authorized, issued and outstanding as of September 30, 2019 and 45,000,000 shares - 444 authorized and 44,399,444 shares issued and outstanding as of December 31, 2018 Additional paid-in capital 2,905,906 2,899,353 Accumulated deficit (809,344) (193,327) Accumulated other comprehensive income (loss) 28,915 (399) Total stockholders’ equity 2,126,762 2,706,905 Noncontrolling interests in investment entities 31,410 72,683 Noncontrolling interests in the Operating Partnership 50,883 65,614 Total equity 2,209,055 2,845,202 31 Total liabilities and equity $ 7,443,857 $ 8,660,730 31V. APPENDIX – CONSOLIDATED BALANCE SHEET (In thousands, except share and per share data; as of September 30, 2019 unless otherwise stated) September 30, 2019 (Unaudited) December 31, 2018 Assets Cash and cash equivalents $ 60,332 $ 77,317 Restricted cash 139,549 110,146 Loans and preferred equity held for investment, net 2,516,197 2,020,497 Real estate securities, available for sale, at fair value 255,937 228,185 Real estate, net 1,568,682 1,959,690 Investments in unconsolidated ventures ($14,323 and $160,851 at fair value, respectively) 571,365 903,037 Receivables, net 42,559 48,806 Deferred leasing costs and intangible assets, net 125,072 134,068 Assets held for sale 183,895 - Other assets 76,266 62,006 Mortgage loans held in securitization trusts, at fair value 1,904,003 3,116,978 Total assets $ 7,443,857 $ 8,660,730 Liabilities Securitization bonds payable, net $ - $ 81,372 Mortgage and other notes payable, net 1,245,721 1,173,019 Credit facilities 1,907,556 1,365,918 Due to related party 14,227 15,019 Accrued and other liabilities 138,024 106,187 Intangible liabilities, net 23,916 15,096 Liabilities related to assets held for sale 5,487 - Escrow deposits payable 87,349 65,995 Dividends payable 19,087 18,986 Mortgage obligations issued by securitization trusts, at fair value 1,793,435 2,973,936 Total liabilities 5,234,802 5,815,528 Commitments and contingencies Equity Stockholders’ equity Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding as of September - - 30, 2019 and December 31, 2018, respectively Common stock, $0.01 par value per share Class A, 950,000,000 and 905,000,000 shares authorized, 128,538,703 and 83,410,376 shares issued and 1,285 834 outstanding as of September 30, 2019 and December 31, 2018, respectively Class B-3, no shares authorized, issued and outstanding as of September 30, 2019 and 45,000,000 shares - 444 authorized and 44,399,444 shares issued and outstanding as of December 31, 2018 Additional paid-in capital 2,905,906 2,899,353 Accumulated deficit (809,344) (193,327) Accumulated other comprehensive income (loss) 28,915 (399) Total stockholders’ equity 2,126,762 2,706,905 Noncontrolling interests in investment entities 31,410 72,683 Noncontrolling interests in the Operating Partnership 50,883 65,614 Total equity 2,209,055 2,845,202 31 Total liabilities and equity $ 7,443,857 $ 8,660,730 31

V. APPENDIX – CONSOLIDATED STATEMENTS OF OPERATIONS

ColonyCredit REAL ESTATE

(In thousands, except per share data; as of September 30, 2019, unless otherwise stated) (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2019	2018	2019	2018
Net interest income				
Interest income	$ 46,991	$ 40,139	$ 127,473	$ 113,073
Interest expense	(23,167)	(13,148)	(63,505)	(30,266)
Interest income on mortgage loans held in securitization trusts	22,586	39,261	99,718	104,622
Interest expense on mortgage obligations issued by securitization trusts	(20,299)	(36,294)	(91,690)	(97,031)
Net interest income	26,111	29,958	71,996	90,398
Property and other income				
Property operating income	63,492	51,684	191,393	119,706
Other income	820	2,253	1,431	3,152
Total property and other income	64,312	53,937	192,824	122,858
Expenses				
Management fee expense	11,355	11,877	34,070	31,668
Property operating expense	29,756	21,217	86,076	49,186
Transaction, investment and servicing expense	1,433	3,631	3,013	38,212
Interest expense on real estate	14,281	13,341	41,786	29,447
Depreciation and amortization	25,934	30,538	82,853	72,689
Provision for loan losses	110,314	35,059	220,572	34,542
Impairment of operating real estate	272,722	29,378	282,846	29,378
Administrative expense (including $2,910, $1,822, $7,466 and $3,905 of equity-based compensation expense, respectively)	7,732	6,797	22,395	16,909
Total expenses	473,527	151,838	773,611	302,031
Other income (loss)				
Unrealized gain (loss) on mortgage loans and obligations held in securitization trusts, net	(1,976)	(939)	4,602	3,254
Realized gain (loss) on mortgage loans and obligations held in securitization trusts, net	2,724	(549)	2,772	(2,752)
Other gain (loss), net	(2,688)	(15)	(13,829)	460
Loss before equity in earnings of unconsolidated ventures and income taxes	**(385,044)**	**(69,446)**	**(515,246)**	**(87,813)**
Equity in earnings (loss) of unconsolidated ventures	(15,905)	8,324	17,962	39,773
Income tax benefit (expense)	(1,046)	2,456	(544)	2,847
Net loss	**(401,995)**	**(58,666)**	**(497,828)**	**(45,193)**
Net loss attributable to noncontrolling interests:				
Investment entities	37,445	4,688	38,623	2,788
Operating Partnership	8,519	1,275	10,741	996
Net loss attributable to Colony Credit Real Estate, Inc. common stockholders	**$ (356,031)**	**$ (52,703)**	**$ (448,464)**	**$ (41,409)**
Net loss per common share – basic and diluted	**$ (2.77)**	**$ (0.42)**	**$ (3.51)**	**$ (0.36)**
Weighted average shares of common stock outstanding – basic and diluted	**128,541**	**127,887**	**128,341**	**118,252**

32

V. APPENDIX – CONSOLIDATED STATEMENTS OF OPERATIONS BY SEGMENT ($ in thousands; as of September 30, 2019) (Unaudited) Three Months Ended September 30, 2019 Core Portfolio Loans and Preferred Legacy, Non- Equity CRE debt Net lease Total Core Strategic Investments securities real estate Corporate Portfolio Portfolio Total Net interest income Interest income $ 39,012 $ 4, 593 $ - $ (533) $ 43,072 $ 3, 919 $ 46, 991 Interest expense (17,717) (1,778) - (1,830) (21,325) (1,842) (23,167) Interest income on mortgage loans held in securitization trusts - 24,649 - (2,063) 22,586 - 2 2,586 Interest expense on mortgage obligations issued by - (22,362) - 2,063 (20,299) - (20,299) securitization trusts Net interest income 21,295 5 ,102 - (2,363) 24,034 2,077 2 6,111 Property and other income Property operating income - - 28,316 - 28,316 35,176 63,492 Other income 209 200 - 369 778 42 820 Total property and other income 209 200 28,316 369 29,094 35,218 64,312 Expenses Management fee expense - - - 9,084 9,084 2,271 11,355 Property operating expense - - 8,340 - 8,340 21,416 29,756 Transaction, investment and servicing expense 512 3 103 245 863 570 1,433 Interest expense on real estate - - 8,695 - 8,695 5,586 14,281 Depreciation and amortization - - 11,673 - 11,673 14,261 25,934 Provision for loan losses - - - - - 110, 314 110,314 Impairment of operating real estate - - 23,911 - 23,911 248,811 272,722 Administrative expense 312 244 78 3,537 4,171 3,561 7,732 Total expenses 824 247 52,800 12,866 66,737 406,790 473,527 Other income (loss) Unrealized gain (loss) on mortgage loans and obligations held - 215 - (2,191) (1,976) - (1,976) in securitization trusts, net Realized gain on mortgage loans and obligations held in - - - 2,724 2,724 - 2,724 securitization trusts, net Other gain (loss), net (15) (4,683) 2 ,019 (3) (2,682) (6) (2,688) Income (loss) before equity in earnings of 20,665 587 (22,465) (14,330) (15,543) (369,501) (385,044) unconsolidated ventures and income taxes Equity in earnings (loss) of unconsolidated ventures 2,736 - - - 2,736 (18,641) (15,905) Income tax benefit (expense) - - (201) - (201) (845) (1,046) Net income (loss) 23,401 587 (22,666) (14,330) (13,008) (388,987) (401,995) Net (income) loss attributable to noncontrolling interests: Investment entities 5 - 11,453 - 11,458 25,987 37,445 Operating Partnership - - - 36 36 8 ,483 8,519 33 Net income (loss) attributable to Colony Credit Real $ 23,406 $ 587 $ (11,213) $ (14,294) $ (1,514) $ (354,517) $ (356,031) Estate, Inc. common stockholders 33V. APPENDIX – CONSOLIDATED STATEMENTS OF OPERATIONS BY SEGMENT ($ in thousands; as of September 30, 2019) (Unaudited) Three Months Ended September 30, 2019 Core Portfolio Loans and Preferred Legacy, Non- Equity CRE debt Net lease Total Core Strategic Investments securities real estate Corporate Portfolio Portfolio Total Net interest income Interest income $ 39,012 $ 4, 593 $ - $ (533) $ 43,072 $ 3, 919 $ 46, 991 Interest expense (17,717) (1,778) - (1,830) (21,325) (1,842) (23,167) Interest income on mortgage loans held in securitization trusts - 24,649 - (2,063) 22,586 - 2 2,586 Interest expense on mortgage obligations issued by - (22,362) - 2,063 (20,299) - (20,299) securitization trusts Net interest income 21,295 5 ,102 - (2,363) 24,034 2,077 2 6,111 Property and other income Property operating income - - 28,316 - 28,316 35,176 63,492 Other income 209 200 - 369 778 42 820 Total property and other income 209 200 28,316 369 29,094 35,218 64,312 Expenses Management fee expense - - - 9,084 9,084 2,271 11,355 Property operating expense - - 8,340 - 8,340 21,416 29,756 Transaction, investment and servicing expense 512 3 103 245 863 570 1,433 Interest expense on real estate - - 8,695 - 8,695 5,586 14,281 Depreciation and amortization - - 11,673 - 11,673 14,261 25,934 Provision for loan losses - - - - - 110, 314 110,314 Impairment of operating real estate - - 23,911 - 23,911 248,811 272,722 Administrative expense 312 244 78 3,537 4,171 3,561 7,732 Total expenses 824 247 52,800 12,866 66,737 406,790 473,527 Other income (loss) Unrealized gain (loss) on mortgage loans and obligations held - 215 - (2,191) (1,976) - (1,976) in securitization trusts, net Realized gain on mortgage loans and obligations held in - - - 2,724 2,724 - 2,724 securitization trusts, net Other gain (loss), net (15) (4,683) 2 ,019 (3) (2,682) (6) (2,688) Income (loss) before equity in earnings of 20,665 587 (22,465) (14,330) (15,543) (369,501) (385,044) unconsolidated ventures and income taxes Equity in earnings (loss) of unconsolidated ventures 2,736 - - - 2,736 (18,641) (15,905) Income tax benefit (expense) - - (201) - (201) (845) (1,046) Net income (loss) 23,401 587 (22,666) (14,330) (13,008) (388,987) (401,995) Net (income) loss attributable to noncontrolling interests: Investment entities 5 - 11,453 - 11,458 25,987 37,445 Operating Partnership - - - 36 36 8 ,483 8,519 33 Net income (loss) attributable to Colony Credit Real $ 23,406 $ 587 $ (11,213) $ (14,294) $ (1,514) $ (354,517) $ (356,031) Estate, Inc. common stockholders 33

V. APPENDIX – CONSOLIDATED STATEMENTS OF OPERATIONS BY SEGMENT (CONT’D) ($ in thousands; as of September 30, 2019) (Unaudited) Nine Months Ended September 30, 2019 Core Portfolio Loans and Preferred Legacy, Non- Equity CRE debt Net lease Total Core Strategic Investments securities real estate Corporate Portfolio Portfolio Total Net interest income Interest income $ 101,282 $ 13,253 $ 2 $ (1,291) $ 113,246 $ 14,227 $ 127,473 Interest expense (46,205) (5,425) - (6,383) (58,013) (5,492) (63,505) Interest income on mortgage loans held in securitization trusts - 106,832 - (7,114) 99,718 - 9 9,718 Interest expense on mortgage obligations issued by - (98,804) - 7,114 (91,690) - (91,690) securitization trusts Net interest income 55,077 15,856 2 (7,674) 63,261 8,735 71,996 Property and other income Property operating income - - 87,882 - 87,882 103,511 191,393 Other income 450 341 185 371 1,347 84 1 ,431 Total property and other income 450 341 88,067 371 89,229 103,595 192,824 Expenses Management fee expense - - - 27,256 27,256 6,814 3 4,070 Property operating expense - - 25,187 - 25,187 60,889 86,076 Transaction, investment and servicing expense 1,325 4 208 (301) 1,236 1,777 3,013 Interest expense on real estate - - 26,078 - 26,078 15,708 41,786 Depreciation and amortization - - 37,645 - 37,645 45,208 82,853 Provision for loan losses - - - - - 220, 572 220,572 Impairment of operating real estate - - 23,911 - 23,911 258,935 282,846 Administrative expense 614 979 178 1 0,206 11,977 10,418 22,395 Total expenses 1,939 983 113,207 37,161 153,290 620,321 773,611 Other income (loss) Unrealized gain (loss) on mortgage loans and obligations held - 6,035 - (1,433) 4 ,602 - 4,602 in securitization trusts, net Realized gain on mortgage loans and obligations held in - 48 - 2,724 2,772 - 2,772 securitization trusts, net Other gain (loss), net (15) (14,909) 2 ,399 1 (12,524) (1,305) (13,829) Income (loss) before equity in earnings of 53,573 6,388 (22,739) (43,172) (5,950) (509,296) (515,246) unconsolidated ventures and income taxes Equity in earnings (loss) of unconsolidated ventures 39,020 - - - 39,020 (21,058) 17, 962 Income tax benefit (expense) (12) - 1,822 (382) 1,428 (1,972) (544) Net income (loss) 92,581 6,388 (20,917) (43,554) 34,498 (532,326) (497,828) Net (income) loss attributable to noncontrolling interests: Investment entities 68 - 11,622 - 11,690 26,933 38,623 Operating Partnership - - - (1,065) (1,065) 1 1,806 10,741 34 Net income (loss) attributable to Colony Credit Real $ 92,649 $ 6,388 $ (9,295) $ (44,619) $ 45,123 $ (493,587) $ (448,464) Estate, Inc. common stockholders 34V. APPENDIX – CONSOLIDATED STATEMENTS OF OPERATIONS BY SEGMENT (CONT’D) ($ in thousands; as of September 30, 2019) (Unaudited) Nine Months Ended September 30, 2019 Core Portfolio Loans and Preferred Legacy, Non- Equity CRE debt Net lease Total Core Strategic Investments securities real estate Corporate Portfolio Portfolio Total Net interest income Interest income $ 101,282 $ 13,253 $ 2 $ (1,291) $ 113,246 $ 14,227 $ 127,473 Interest expense (46,205) (5,425) - (6,383) (58,013) (5,492) (63,505) Interest income on mortgage loans held in securitization trusts - 106,832 - (7,114) 99,718 - 9 9,718 Interest expense on mortgage obligations issued by - (98,804) - 7,114 (91,690) - (91,690) securitization trusts Net interest income 55,077 15,856 2 (7,674) 63,261 8,735 71,996 Property and other income Property operating income - - 87,882 - 87,882 103,511 191,393 Other income 450 341 185 371 1,347 84 1 ,431 Total property and other income 450 341 88,067 371 89,229 103,595 192,824 Expenses Management fee expense - - - 27,256 27,256 6,814 3 4,070 Property operating expense - - 25,187 - 25,187 60,889 86,076 Transaction, investment and servicing expense 1,325 4 208 (301) 1,236 1,777 3,013 Interest expense on real estate - - 26,078 - 26,078 15,708 41,786 Depreciation and amortization - - 37,645 - 37,645 45,208 82,853 Provision for loan losses - - - - - 220, 572 220,572 Impairment of operating real estate - - 23,911 - 23,911 258,935 282,846 Administrative expense 614 979 178 1 0,206 11,977 10,418 22,395 Total expenses 1,939 983 113,207 37,161 153,290 620,321 773,611 Other income (loss) Unrealized gain (loss) on mortgage loans and obligations held - 6,035 - (1,433) 4 ,602 - 4,602 in securitization trusts, net Realized gain on mortgage loans and obligations held in - 48 - 2,724 2,772 - 2,772 securitization trusts, net Other gain (loss), net (15) (14,909) 2 ,399 1 (12,524) (1,305) (13,829) Income (loss) before equity in earnings of 53,573 6,388 (22,739) (43,172) (5,950) (509,296) (515,246) unconsolidated ventures and income taxes Equity in earnings (loss) of unconsolidated ventures 39,020 - - - 39,020 (21,058) 17, 962 Income tax benefit (expense) (12) - 1,822 (382) 1,428 (1,972) (544) Net income (loss) 92,581 6,388 (20,917) (43,554) 34,498 (532,326) (497,828) Net (income) loss attributable to noncontrolling interests: Investment entities 68 - 11,622 - 11,690 26,933 38,623 Operating Partnership - - - (1,065) (1,065) 1 1,806 10,741 34 Net income (loss) attributable to Colony Credit Real $ 92,649 $ 6,388 $ (9,295) $ (44,619) $ 45,123 $ (493,587) $ (448,464) Estate, Inc. common stockholders 34

V. APPENDIX – OUTSTANDING COMMON SHARES AND OP UNITS As of As of September 30, 2019 June 30, 2019 Class A common stock 128,538,703 128,545,190 Class B-3 common stock - - OP units 3,0 75,623 3,075,623 Total common stock and OP units outstanding 131,614,326 131,620,813 35 35V. APPENDIX – OUTSTANDING COMMON SHARES AND OP UNITS As of As of September 30, 2019 June 30, 2019 Class A common stock 128,538,703 128,545,190 Class B-3 common stock - - OP units 3,0 75,623 3,075,623 Total common stock and OP units outstanding 131,614,326 131,620,813 35 35

V. APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (In thousands, except per share data; as of September 30, 2019) (Unaudited) Reconciliation of consolidated balance sheet to at CLNC share balance sheet As of September 30, 2019 Total Core Portfolio Legacy, Non-Strategic Portfolio (1) (2) (1) (2) (1) (2) Consolidated NCI At CLNC share Consolidated NCI At CLNC share Consolidated NCI At CLNC share Assets Loans and preferred equity held for $ 2,516,197 $ 58 4 $ 2,515,613 $ 2,3 66,265 $ - $ 2,366,265 $ 149,932 $ 584 $ 149,348 investment, net Real estate securities, available for sale, at 255,937 - 25 5,937 255,937 - 255,937 - - - fair value Real estate, net 1,568,682 57,635 1,511,047 1,0 44,388 13,808 1,030,580 524,294 43,827 480,467 Investments in unconsolidated ventures 571,365 - 57 1,365 466,369 - 466,369 104,996 - 104,996 Deferred leasing costs and intangible 125,072 3,073 12 1,999 74,261 560 73,701 50,811 2,513 48,298 assets, net Assets held for sale 183,895 22,590 16 1,305 71,871 - 71,871 112,024 22,590 89,434 Mortgage loans held in securitization trusts, 1,904,003 1,793,435 11 0,568 1,904,003 1,793,435 110,568 - - - (3) at fair value Cash, restricted cash, receivables and 318,706 8,897 30 9,809 171,784 4,375 167,409 146,922 4,522 142,400 other assets Total assets $ 7,443,857 $ 1,886,214 $ 5,557,643 $ 6,354,878 $ 1,812,178 $ 4,542,700 $ 1,088,979 $ 74,036 $ 1,014,943 Liabilities Mortgage and other notes payable, net $ 1,245,721 $ 55,522 $ 1,190,199 $ 792,827 $ 10,266 $ 782,561 $ 452,894 $ 45,256 $ 407,638 Credit facilities 1,907,556 - 1,907,556 1,7 98,184 - 1,798,184 109,372 - 109,372 Intangible liabilities, net 23,916 1,675 22,241 2,131 148 1,983 21,785 1,527 20,258 Liabilities related to assets held for sale 5,487 19 4 5,293 - - - 5,487 194 5,293 Mortgage obligations issued by 1,793,435 1,793,435 - 1,7 93,435 1,793,435 - - - - (3) securitization trusts, at fair value Due to related party, other liabilities, escrow 258,687 3,978 25 4,709 205,037 6,767 198,270 53,650 (2,789) 56,439 deposits payable and dividends payable Total liabilities $ 5,234,802 $ 1,854,804 $ 3,379,998 $ 4,591,614 $ 1,810,616 $ 2,780,998 $ 643,188 $ 44,188 $ 599,000 Total equity (including noncontrolling interests $ 2,209,055 $ 31,410 $ 2,177,645 $ 1,763,264 $ 1,562 $ 1,761,702 $ 445,791 $ 29,848 $ 415,943 in the Operating Partnership) Total liabilities and equity $ 7,443,857 $ 1,886,214 $ 5,557,643 $ 6,354,878 $ 1,812,178 $ 4,542,700 $ 1,088,979 $ 74,036 $ 1,014,943 Total common shares and OP units 131,614 131,614 131,614 131,614 131,614 131,614 131,614 131,614 131,614 outstanding GAAP book value per share $ 16.78 $ 0.23 $ 16.55 $ 13.40 $ 0.01 $ 13.39 $ 3.39 $ 0.23 $ 3.16 36 See footnotes in the appendix36V. APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (In thousands, except per share data; as of September 30, 2019) (Unaudited) Reconciliation of consolidated balance sheet to at CLNC share balance sheet As of September 30, 2019 Total Core Portfolio Legacy, Non-Strategic Portfolio (1) (2) (1) (2) (1) (2) Consolidated NCI At CLNC share Consolidated NCI At CLNC share Consolidated NCI At CLNC share Assets Loans and preferred equity held for $ 2,516,197 $ 58 4 $ 2,515,613 $ 2,3 66,265 $ - $ 2,366,265 $ 149,932 $ 584 $ 149,348 investment, net Real estate securities, available for sale, at 255,937 - 25 5,937 255,937 - 255,937 - - - fair value Real estate, net 1,568,682 57,635 1,511,047 1,0 44,388 13,808 1,030,580 524,294 43,827 480,467 Investments in unconsolidated ventures 571,365 - 57 1,365 466,369 - 466,369 104,996 - 104,996 Deferred leasing costs and intangible 125,072 3,073 12 1,999 74,261 560 73,701 50,811 2,513 48,298 assets, net Assets held for sale 183,895 22,590 16 1,305 71,871 - 71,871 112,024 22,590 89,434 Mortgage loans held in securitization trusts, 1,904,003 1,793,435 11 0,568 1,904,003 1,793,435 110,568 - - - (3) at fair value Cash, restricted cash, receivables and 318,706 8,897 30 9,809 171,784 4,375 167,409 146,922 4,522 142,400 other assets Total assets $ 7,443,857 $ 1,886,214 $ 5,557,643 $ 6,354,878 $ 1,812,178 $ 4,542,700 $ 1,088,979 $ 74,036 $ 1,014,943 Liabilities Mortgage and other notes payable, net $ 1,245,721 $ 55,522 $ 1,190,199 $ 792,827 $ 10,266 $ 782,561 $ 452,894 $ 45,256 $ 407,638 Credit facilities 1,907,556 - 1,907,556 1,7 98,184 - 1,798,184 109,372 - 109,372 Intangible liabilities, net 23,916 1,675 22,241 2,131 148 1,983 21,785 1,527 20,258 Liabilities related to assets held for sale 5,487 19 4 5,293 - - - 5,487 194 5,293 Mortgage obligations issued by 1,793,435 1,793,435 - 1,7 93,435 1,793,435 - - - - (3) securitization trusts, at fair value Due to related party, other liabilities, escrow 258,687 3,978 25 4,709 205,037 6,767 198,270 53,650 (2,789) 56,439 deposits payable and dividends payable Total liabilities $ 5,234,802 $ 1,854,804 $ 3,379,998 $ 4,591,614 $ 1,810,616 $ 2,780,998 $ 643,188 $ 44,188 $ 599,000 Total equity (including noncontrolling interests $ 2,209,055 $ 31,410 $ 2,177,645 $ 1,763,264 $ 1,562 $ 1,761,702 $ 445,791 $ 29,848 $ 415,943 in the Operating Partnership) Total liabilities and equity $ 7,443,857 $ 1,886,214 $ 5,557,643 $ 6,354,878 $ 1,812,178 $ 4,542,700 $ 1,088,979 $ 74,036 $ 1,014,943 Total common shares and OP units 131,614 131,614 131,614 131,614 131,614 131,614 131,614 131,614 131,614 outstanding GAAP book value per share $ 16.78 $ 0.23 $ 16.55 $ 13.40 $ 0.01 $ 13.39 $ 3.39 $ 0.23 $ 3.16 36 See footnotes in the appendix36

V. APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT’D) (In thousands, except per share data; as of September 30, 2019) (Unaudited) Reconciliation of GAAP book value to undepreciated book value As of September 30, 2019 Legacy, Non-Strategic Core Portfolio Portfolio Total $ 1,761,702 $ 415,943 $ 2,177,645 GAAP book value (excluding noncontrolling interests in investment entities) (1) 75,699 85,418 161,117 Accumulated depreciation and amortization $ 1,837,401 $ 501,361 $ 2,338,762 Undepreciated book value $ 13.9 6 $ 3.81 $ 17.77 Undepreciated book value per share (2) Total common shares and OP units outstanding 131,614 131,614 131,614 37 See footnotes in the appendix37V. APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT’D) (In thousands, except per share data; as of September 30, 2019) (Unaudited) Reconciliation of GAAP book value to undepreciated book value As of September 30, 2019 Legacy, Non-Strategic Core Portfolio Portfolio Total $ 1,761,702 $ 415,943 $ 2,177,645 GAAP book value (excluding noncontrolling interests in investment entities) (1) 75,699 85,418 161,117 Accumulated depreciation and amortization $ 1,837,401 $ 501,361 $ 2,338,762 Undepreciated book value $ 13.9 6 $ 3.81 $ 17.77 Undepreciated book value per share (2) Total common shares and OP units outstanding 131,614 131,614 131,614 37 See footnotes in the appendix37

V. APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

ColonyCredit REAL ESTATE

(In thousands, except per share data; as of September 30, 2019, unless otherwise stated) (Unaudited)

Reconciliation of GAAP net income (loss) to Core Earnings (Loss)/Legacy, Non-Strategic Earnings (Loss)

	Three Months Ended September 30, 2019		
	Total	Legacy, Non-Strategic Portfolio	Core Portfolio
Net income (loss) attributable to Colony Credit Real Estate, Inc. common stockholders	$ (356,031)	$ (354,517)	$ (1,514)
Adjustments:			
Net income (loss) attributable to noncontrolling interest of the Operating Partnership	(8,519)	(8,483)	(36)
Non-cash equity compensation expense	2,908	1,454	1,454
Depreciation and amortization	26,232	13,800	12,432
Net unrealized loss (gain):			
Impairment of operating real estate and preferred equity[1]	294,677	253,166	41,511
Other unrealized loss (gain)	2,458	6	2,452
Adjustments related to noncontrolling interests in investment entities	(37,338)	(25,697)	(11,641)
Core Earnings (Loss)/Legacy, Non-Strategic Earnings (Loss) attributable to Colony Credit Real Estate, Inc. common stockholders and noncontrolling interest of the Operating Partnership	$ (75,613)	$ (120,271)	$ 44,658
Core Earnings (Loss)/Legacy, Non-Strategic Earnings (Loss) per share[2]	$ (0.57)	$ (0.91)	$ 0.34
Weighted average number of common shares and OP units[2]	131,616	131,616	131,616

	Nine Months Ended September 30, 2019		
	Total	Legacy, Non-Strategic Portfolio	Core Portfolio
Net income (loss) attributable to Colony Credit Real Estate, Inc. common stockholders	$ (448,464)	$ (493,587)	$ 45,123
Adjustments:			
Net income (loss) attributable to noncontrolling interest of the Operating Partnership	(10,741)	(11,806)	1,065
Non-cash equity compensation expense	7,464	3,732	3,732
Transaction costs[3]	674	262	412
Depreciation and amortization	83,367	43,464	39,903
Net unrealized loss (gain):			
Impairment of operating real estate and preferred equity[4]	304,801	263,290	41,511
Other unrealized loss (gain)	6,521	52	6,469
Adjustments related to noncontrolling interests in investment entities	(40,114)	(27,911)	(12,203)
Core Earnings (Loss)/Legacy, Non-Strategic Earnings (Loss) attributable to Colony Credit Real Estate, Inc. common stockholders and noncontrolling interest of the Operating Partnership	$ (96,492)	$ (222,504)	$ 126,012
Core Earnings (Loss)/Legacy, Non-Strategic Earnings (Loss) per share[5]	$ (0.73)	$ (1.69)	$ 0.96
Weighted average number of common shares and OP units[5]	131,417	131,417	131,417

38

See footnotes in the appendix

V. APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT’D) ($ in thousands; as of September 30, 2019) (Unaudited) Reconciliation of GAAP net income (loss) to NOI/EBITDA Three Months Ended September 30, 2019 Core Portfolio Legacy, Non-Strategic Portfolio Net lease real Other Total Core Net lease real Other Total LNS estate real estate Portfolio estate real estate Portfolio Total Net income (loss) attributable to Colony Credit Real Estate, $ (12,283) $ 1,068 $ (11,215) $ (56,112) $ (174,858) $ (230,970) $ (242,185) Inc. common stockholders Adjustments: Net income (loss) attributable to noncontrolling interests (11,451) - (11,451) - (23,979) (23,979) (35,430) in investment entities Amortization of above- and below-market lease intangibles (85) - (85) 24 (769) (745) (830) Interest income - - - (2) - (2) (2) Interest expense on real estate 8,695 - 8, 695 681 4,905 5,586 14,281 Other income - - - - (41) (41) (41) Transaction, investment and servicing expense 99 4 103 - 68 68 17 1 Depreciation and amortization 11,720 (46) 11,674 1,088 13,172 14,260 25,934 Impairment of operating real estate 23,911 - 23,911 56,186 19 2,625 248,811 272,722 Administrative expense 70 8 78 5 9 14 92 Other (gain) loss on investments, net (2,019) - (2,019) 6 - 6 (2,013) Income tax (benefit) expense 33 168 20 1 1 6 7 20 8 NOI/EBITDA attributable to noncontrolling interest in (290) - (290) - (818) (818) (1,108) investment entities Total NOI/EBITDA, at share $ 18,400 $ 1,202 $ 19,602 $ 1,877 $ 10,320 $ 12,197 $ 31,799 39 39V. APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT’D) ($ in thousands; as of September 30, 2019) (Unaudited) Reconciliation of GAAP net income (loss) to NOI/EBITDA Three Months Ended September 30, 2019 Core Portfolio Legacy, Non-Strategic Portfolio Net lease real Other Total Core Net lease real Other Total LNS estate real estate Portfolio estate real estate Portfolio Total Net income (loss) attributable to Colony Credit Real Estate, $ (12,283) $ 1,068 $ (11,215) $ (56,112) $ (174,858) $ (230,970) $ (242,185) Inc. common stockholders Adjustments: Net income (loss) attributable to noncontrolling interests (11,451) - (11,451) - (23,979) (23,979) (35,430) in investment entities Amortization of above- and below-market lease intangibles (85) - (85) 24 (769) (745) (830) Interest income - - - (2) - (2) (2) Interest expense on real estate 8,695 - 8, 695 681 4,905 5,586 14,281 Other income - - - - (41) (41) (41) Transaction, investment and servicing expense 99 4 103 - 68 68 17 1 Depreciation and amortization 11,720 (46) 11,674 1,088 13,172 14,260 25,934 Impairment of operating real estate 23,911 - 23,911 56,186 19 2,625 248,811 272,722 Administrative expense 70 8 78 5 9 14 92 Other (gain) loss on investments, net (2,019) - (2,019) 6 - 6 (2,013) Income tax (benefit) expense 33 168 20 1 1 6 7 20 8 NOI/EBITDA attributable to noncontrolling interest in (290) - (290) - (818) (818) (1,108) investment entities Total NOI/EBITDA, at share $ 18,400 $ 1,202 $ 19,602 $ 1,877 $ 10,320 $ 12,197 $ 31,799 39 39

V. APPENDIX – FOOTNOTES Page 9 1. Represents CLNC share as of September 30, 2019. This includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities 2. Debt-to-asset ratio based on total outstanding secured debt agreements (unpaid principal balance or “UPB”) at CLNC share divided by total assets at CLNC share as of September 30, 2019 3. Represents CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity as of September 30, 2019; stockholders’ equity includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities 4. Represents carrying values net of any in-place investment-level financing at CLNC share as of September 30, 2019 5. Preferred equity includes $27.9 million related to equity participation interests 6. Includes securitization assets which are presented net of the impact from consolidation 7. Net lease real estate and other real estate includes deferred leasing costs and other net intangibles and includes the impact of accumulated depreciation and amortization 8. Represents Core Portfolio’s and LNS Portfolio’s proportionate share of outstanding debt related to the corporate revolving credit facility as well as other balance sheet assets and liabilities (including cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities, escrow deposits payable and dividends payable) 9. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities Page 11 1. Represents CLNC share as of September 30, 2019. This includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities 2. Based on annualized year to date (“YTD”) September 30, 2019 Core Earnings at CLNC share divided by GAAP book value at CLNC share as of September 30, 2019 3. Based on carrying values at CLNC share as of September 30, 2019 and excludes one real estate hotel asset which the Company has executed a purchase and sale agreement for its sale; closing is expected in the fourth quarter 2019. Property type excludes CMBS and mortgage loans held in securitization trusts 4. Preferred equity includes $27.9 million related to equity participation interests 5. Other includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets Page 12 1. Represents carrying values at CLNC share as of September 30, 2019 2. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of September 30, 2019 3. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of September 30, 2019 4. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of September 30, 2019 for W.A. calculations 5. Based on carrying values at CLNC share as of September 30, 2019 6. Other includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets Page 13 1. Represents carrying values at CLNC share as of September 30, 2019 2. Represents carrying values net of any in-place investment-level financing at CLNC share as of September 30, 2019 3. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of September 30, 2019 for W.A. calculations 4. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of September 30, 2019 5. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of September 30, 2019 40 40V. APPENDIX – FOOTNOTES Page 9 1. Represents CLNC share as of September 30, 2019. This includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities 2. Debt-to-asset ratio based on total outstanding secured debt agreements (unpaid principal balance or “UPB”) at CLNC share divided by total assets at CLNC share as of September 30, 2019 3. Represents CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity as of September 30, 2019; stockholders’ equity includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities 4. Represents carrying values net of any in-place investment-level financing at CLNC share as of September 30, 2019 5. Preferred equity includes $27.9 million related to equity participation interests 6. Includes securitization assets which are presented net of the impact from consolidation 7. Net lease real estate and other real estate includes deferred leasing costs and other net intangibles and includes the impact of accumulated depreciation and amortization 8. Represents Core Portfolio’s and LNS Portfolio’s proportionate share of outstanding debt related to the corporate revolving credit facility as well as other balance sheet assets and liabilities (including cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities, escrow deposits payable and dividends payable) 9. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities Page 11 1. Represents CLNC share as of September 30, 2019. This includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities 2. Based on annualized year to date (“YTD”) September 30, 2019 Core Earnings at CLNC share divided by GAAP book value at CLNC share as of September 30, 2019 3. Based on carrying values at CLNC share as of September 30, 2019 and excludes one real estate hotel asset which the Company has executed a purchase and sale agreement for its sale; closing is expected in the fourth quarter 2019. Property type excludes CMBS and mortgage loans held in securitization trusts 4. Preferred equity includes $27.9 million related to equity participation interests 5. Other includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets Page 12 1. Represents carrying values at CLNC share as of September 30, 2019 2. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of September 30, 2019 3. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of September 30, 2019 4. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of September 30, 2019 for W.A. calculations 5. Based on carrying values at CLNC share as of September 30, 2019 6. Other includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets Page 13 1. Represents carrying values at CLNC share as of September 30, 2019 2. Represents carrying values net of any in-place investment-level financing at CLNC share as of September 30, 2019 3. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of September 30, 2019 for W.A. calculations 4. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of September 30, 2019 5. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of September 30, 2019 40 40

V. APPENDIX – FOOTNOTES (CONT’D) Page 14 1. Represents principal amounts and carrying values at CLNC share as of September 30, 2019; for securitization assets, carrying values at CLNC share are presented net of the impact from consolidation 2. Represents carrying values net of any in-place investment-level financing at CLNC share as of September 30, 2019 3. Investment count represents total number of tranches acquired; two total “B-piece” transactions 4. W.A. calculation based on carrying value at CLNC share as of September 30, 2019 5. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash interest income related to the accretion of purchase discounts and are loss-adjusted for the non- rated CRE debt securities. W.A. calculation based on carrying value at CLNC share as of September 30, 2019 6. Based on carrying values at CLNC share as of September 30, 2019 Page 15 1. Represents carrying values at CLNC share as of September 30, 2019; includes deferred leasing costs and other net intangibles; includes the impact of accumulated depreciation and amortization 2. Represents carrying values net of any in-place investment-level financing at CLNC share as of September 30, 2019 3. Represents reported NOI/EBITDA for the third quarter 2019 at CLNC share 4. Annualized NOI/EBITDA is calculated by annualizing reported NOI for the third quarter 2019 at CLNC share 5. Represents the percent leased as of September 30, 2019 and is weighted by carrying value at CLNC share as of September 30, 2019 6. Based on in-place leases (defined as occupied and paying leases) as of September 30, 2019 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of September 30, 2019 7. Based on carrying values at CLNC share as of September 30, 2019 Page 16 1. Represents carrying values at CLNC share as of September 30, 2019 2. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of September 30, 2019 for W.A. calculations 3. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of September 30, 2019 4. Reflects initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the current principal amount divided by the appraisal value as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by as completed appraised value, or the total commitment amount of the loan divided by projected total cost basis Page 17 1. Represents carrying values at CLNC share as of September 30, 2019 2. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of September 30, 2019 for W.A. calculations 3. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of September 30, 2019 4. Reflects initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the current principal amount divided by the appraisal value as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by as completed appraised value, or the total commitment amount of the loan divided by projected total cost basis 5. Annualized NOI is calculated by annualizing reported NOI for the third quarter 2019 at CLNC share 6. Represents the percent leased as of September 30, 2019 and is weighted by carrying value at CLNC share as of September 30, 2019 7. Based on in-place leases (defined as occupied and paying leases) as of September 30, 2019 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of September 30, 2019 41 41V. APPENDIX – FOOTNOTES (CONT’D) Page 14 1. Represents principal amounts and carrying values at CLNC share as of September 30, 2019; for securitization assets, carrying values at CLNC share are presented net of the impact from consolidation 2. Represents carrying values net of any in-place investment-level financing at CLNC share as of September 30, 2019 3. Investment count represents total number of tranches acquired; two total “B-piece” transactions 4. W.A. calculation based on carrying value at CLNC share as of September 30, 2019 5. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash interest income related to the accretion of purchase discounts and are loss-adjusted for the non- rated CRE debt securities. W.A. calculation based on carrying value at CLNC share as of September 30, 2019 6. Based on carrying values at CLNC share as of September 30, 2019 Page 15 1. Represents carrying values at CLNC share as of September 30, 2019; includes deferred leasing costs and other net intangibles; includes the impact of accumulated depreciation and amortization 2. Represents carrying values net of any in-place investment-level financing at CLNC share as of September 30, 2019 3. Represents reported NOI/EBITDA for the third quarter 2019 at CLNC share 4. Annualized NOI/EBITDA is calculated by annualizing reported NOI for the third quarter 2019 at CLNC share 5. Represents the percent leased as of September 30, 2019 and is weighted by carrying value at CLNC share as of September 30, 2019 6. Based on in-place leases (defined as occupied and paying leases) as of September 30, 2019 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of September 30, 2019 7. Based on carrying values at CLNC share as of September 30, 2019 Page 16 1. Represents carrying values at CLNC share as of September 30, 2019 2. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of September 30, 2019 for W.A. calculations 3. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of September 30, 2019 4. Reflects initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the current principal amount divided by the appraisal value as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by as completed appraised value, or the total commitment amount of the loan divided by projected total cost basis Page 17 1. Represents carrying values at CLNC share as of September 30, 2019 2. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of September 30, 2019 for W.A. calculations 3. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of September 30, 2019 4. Reflects initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the current principal amount divided by the appraisal value as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by as completed appraised value, or the total commitment amount of the loan divided by projected total cost basis 5. Annualized NOI is calculated by annualizing reported NOI for the third quarter 2019 at CLNC share 6. Represents the percent leased as of September 30, 2019 and is weighted by carrying value at CLNC share as of September 30, 2019 7. Based on in-place leases (defined as occupied and paying leases) as of September 30, 2019 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of September 30, 2019 41 41

V. APPENDIX – FOOTNOTES (CONT’D) Page 19 1. Represents CLNC share as of September 30, 2019. This includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities 2. Based on annualized year to date (“YTD”) September 30, 2019 Legacy, Non-Strategic Earnings excluding gains/(losses) at CLNC share divided by GAAP book value at CLNC share as of September 30, 2019 3. Based on carrying values at CLNC share as of September 30, 2019 and excludes private equity interests 4. Related to an equity participation interest 5. Multifamily includes: (i) apartments, (ii) student housing and (iii) manufactured housing communities 6. Other includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets 7. Represents carrying values at CLNC share as of September 30, 2019 8. Represents carrying values net of any in-place investment-level financing at CLNC share as of September 30, 2019 9. Represents Core Portfolio’s and LNS Portfolio’s proportionate share of outstanding debt related to the corporate revolving credit facility as well as other balance sheet assets and liabilities (including cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities, escrow deposits payable and dividends payable) Page 20 1. Represents carrying values at CLNC share as of September 30, 2019 2. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of September 30, 2019 3. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of September 30, 2019 4. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of September 30, 2019 for W.A. calculations 5. Based on carrying values at CLNC share as of September 30, 2019 6. Other includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets Page 21 1. Represents carrying values at CLNC share as of September 30, 2019 2. Represents carrying values net of any in-place investment-level financing at CLNC share as of September 30, 2019 3. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of September 30, 2019 for W.A. calculations 4. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of September 30, 2019 5. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of September 30, 2019 Page 22 1. Represents carrying values at CLNC share as of September 30, 2019; includes deferred leasing costs and other net intangibles; includes the impact of accumulated depreciation and amortization 2. Represents carrying values net of any in-place investment-level financing at CLNC share as of September 30, 2019 3. Represents reported NOI for the third quarter 2019 at CLNC share 4. Annualized NOI is calculated by annualizing reported NOI for the third quarter 2019 at CLNC share 5. Represents the percent leased as of September 30, 2019 and is weighted by carrying value at CLNC share as of September 30, 2019 6. Based on in-place leases (defined as occupied and paying leases) as of September 30, 2019 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of September 30, 2019 7. Based on carrying values at CLNC share as of September 30, 2019 42 42V. APPENDIX – FOOTNOTES (CONT’D) Page 19 1. Represents CLNC share as of September 30, 2019. This includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities 2. Based on annualized year to date (“YTD”) September 30, 2019 Legacy, Non-Strategic Earnings excluding gains/(losses) at CLNC share divided by GAAP book value at CLNC share as of September 30, 2019 3. Based on carrying values at CLNC share as of September 30, 2019 and excludes private equity interests 4. Related to an equity participation interest 5. Multifamily includes: (i) apartments, (ii) student housing and (iii) manufactured housing communities 6. Other includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets 7. Represents carrying values at CLNC share as of September 30, 2019 8. Represents carrying values net of any in-place investment-level financing at CLNC share as of September 30, 2019 9. Represents Core Portfolio’s and LNS Portfolio’s proportionate share of outstanding debt related to the corporate revolving credit facility as well as other balance sheet assets and liabilities (including cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities, escrow deposits payable and dividends payable) Page 20 1. Represents carrying values at CLNC share as of September 30, 2019 2. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of September 30, 2019 3. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of September 30, 2019 4. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of September 30, 2019 for W.A. calculations 5. Based on carrying values at CLNC share as of September 30, 2019 6. Other includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets Page 21 1. Represents carrying values at CLNC share as of September 30, 2019 2. Represents carrying values net of any in-place investment-level financing at CLNC share as of September 30, 2019 3. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of September 30, 2019 for W.A. calculations 4. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of September 30, 2019 5. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of September 30, 2019 Page 22 1. Represents carrying values at CLNC share as of September 30, 2019; includes deferred leasing costs and other net intangibles; includes the impact of accumulated depreciation and amortization 2. Represents carrying values net of any in-place investment-level financing at CLNC share as of September 30, 2019 3. Represents reported NOI for the third quarter 2019 at CLNC share 4. Annualized NOI is calculated by annualizing reported NOI for the third quarter 2019 at CLNC share 5. Represents the percent leased as of September 30, 2019 and is weighted by carrying value at CLNC share as of September 30, 2019 6. Based on in-place leases (defined as occupied and paying leases) as of September 30, 2019 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of September 30, 2019 7. Based on carrying values at CLNC share as of September 30, 2019 42 42

V. APPENDIX – FOOTNOTES (CONT’D) Page 23 1. Represents carrying values at CLNC share as of September 30, 2019; includes deferred leasing costs and other net intangibles; includes the impact of accumulated depreciation and amortization 2. Represents carrying values net of any in-place investment-level financing at CLNC share as of September 30, 2019 3. Represents reported NOI/EBITDA for the third quarter 2019 at CLNC share 4. Annualized NOI/EBITDA is calculated by annualizing reported NOI/EBITDA for the third quarter 2019 at CLNC share 5. Represents the percent leased as of September 30, 2019. W.A. calculation based on carrying value at CLNC share as of September 30, 2019. Excludes hotel properties 6. Based on in-place leases (defined as occupied and paying leases) as of September 30, 2019 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of September 30, 2019. Includes office and retail properties only 7. Multifamily includes: (i) apartments, (ii) student housing and (iii) manufactured housing communities 8. Based on carrying values at CLNC share as of September 30, 2019 Page 24 1. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of September 30, 2019 for W.A. calculations 2. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of September 30, 2019 3. Represents carrying values at CLNC share as of September 30, 2019 Page 25 1. Represents the percent leased as of September 30, 2019 and is weighted by carrying value at CLNC share as of September 30, 2019 2. Based on in-place leases (defined as occupied and paying leases) as of September 30, 2019 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of September 30, 2019 Page 26 1. Represents the percent leased as of September 30, 2019 and is weighted by carrying value at CLNC share as of September 30, 2019 2. Based on in-place leases (defined as occupied and paying leases) as of September 30, 2019 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of September 30, 2019 3. Represents carrying values at CLNC share as of September 30, 2019 4. Annualized NOI/EBITDA is calculated by annualizing reported NOI/EBITDA for the third quarter 2019 at CLNC share Page 28 1. Represents UPB at CLNC share as of September 30, 2019 2. Represents CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity as of September 30, 2019; stockholders’ equity includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities 3. Assumes the applicable floating benchmark rate as of September 30, 2019 for W.A. calculations and is weighted on outstanding debt (UPB) at CLNC share as of September 30, 2019 4. Outstanding debt based on UPB at CLNC share as of September 30, 2019 5. Includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities as of September 30, 2019 6. Represents financing on one senior loan investment Page 29 1. Subject to customary non-recourse carve-outs 2. W.A. calculation based on outstanding debt (UPB) at CLNC share as of September 30, 2019. W.A. extended maturity excludes CMBS facilities 3. Assumes the applicable floating benchmark rate as of September 30, 2019 for W.A. calculations 4. Represents UPB at CLNC share as of September 30, 2019 5. Maturity dates are dependent on asset type and typically range from one to two month rolling periods 43 43V. APPENDIX – FOOTNOTES (CONT’D) Page 23 1. Represents carrying values at CLNC share as of September 30, 2019; includes deferred leasing costs and other net intangibles; includes the impact of accumulated depreciation and amortization 2. Represents carrying values net of any in-place investment-level financing at CLNC share as of September 30, 2019 3. Represents reported NOI/EBITDA for the third quarter 2019 at CLNC share 4. Annualized NOI/EBITDA is calculated by annualizing reported NOI/EBITDA for the third quarter 2019 at CLNC share 5. Represents the percent leased as of September 30, 2019. W.A. calculation based on carrying value at CLNC share as of September 30, 2019. Excludes hotel properties 6. Based on in-place leases (defined as occupied and paying leases) as of September 30, 2019 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of September 30, 2019. Includes office and retail properties only 7. Multifamily includes: (i) apartments, (ii) student housing and (iii) manufactured housing communities 8. Based on carrying values at CLNC share as of September 30, 2019 Page 24 1. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of September 30, 2019 for W.A. calculations 2. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of September 30, 2019 3. Represents carrying values at CLNC share as of September 30, 2019 Page 25 1. Represents the percent leased as of September 30, 2019 and is weighted by carrying value at CLNC share as of September 30, 2019 2. Based on in-place leases (defined as occupied and paying leases) as of September 30, 2019 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of September 30, 2019 Page 26 1. Represents the percent leased as of September 30, 2019 and is weighted by carrying value at CLNC share as of September 30, 2019 2. Based on in-place leases (defined as occupied and paying leases) as of September 30, 2019 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of September 30, 2019 3. Represents carrying values at CLNC share as of September 30, 2019 4. Annualized NOI/EBITDA is calculated by annualizing reported NOI/EBITDA for the third quarter 2019 at CLNC share Page 28 1. Represents UPB at CLNC share as of September 30, 2019 2. Represents CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity as of September 30, 2019; stockholders’ equity includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities 3. Assumes the applicable floating benchmark rate as of September 30, 2019 for W.A. calculations and is weighted on outstanding debt (UPB) at CLNC share as of September 30, 2019 4. Outstanding debt based on UPB at CLNC share as of September 30, 2019 5. Includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities as of September 30, 2019 6. Represents financing on one senior loan investment Page 29 1. Subject to customary non-recourse carve-outs 2. W.A. calculation based on outstanding debt (UPB) at CLNC share as of September 30, 2019. W.A. extended maturity excludes CMBS facilities 3. Assumes the applicable floating benchmark rate as of September 30, 2019 for W.A. calculations 4. Represents UPB at CLNC share as of September 30, 2019 5. Maturity dates are dependent on asset type and typically range from one to two month rolling periods 43 43

V. APPENDIX – FOOTNOTES (CONT’D) Page 36 1. Represents interests in assets held by third party partners 2. Represents the proportionate share attributed to CLNC based on CLNC’s ownership % by asset 3. Reflects the net impact of securitization assets and related obligations which are consolidated for accounting purposes Page 37 1. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities 2. The Company calculates GAAP book value (excluding noncontrolling interests in investment entities) per share and undepreciated book value per share, a non-GAAP financial measure, based on the total number of common shares and OP units (held by members other than the Company or its subsidiaries) outstanding at the end of the reporting period. As of September 30, 2019, the total number of common shares and OP units outstanding was approximately 131.6 million Page 38 1. Includes our $22.0 million proportionate share of impairment losses recorded on equity participations held in joint ventures. This is recorded in equity in earnings of unconsolidated ventures on our consolidated statements of operations 2. The Company calculates Core Earnings (Loss)/Legacy, Non-Strategic Earnings (Loss) per share, which are non-GAAP financial measures, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the third quarter 2019, the weighted average number of common shares and OP units was approximately 131.6 million; includes 3.1 million of OP units 3. Represents transaction costs incurred as a result of the formation of Colony Credit Real Estate, Inc. 4. Includes our $30.8 million proportionate share of impairment losses recorded on equity participations held in joint ventures. This is recorded in equity in earnings of unconsolidated ventures on our consolidated statements of operations 5. The Company calculates Core Earnings (Loss)/Legacy, Non-Strategic Earnings (Loss) per share, which are non-GAAP financial measures, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the nine months ended September 30, 2019, the weighted average number of common shares and OP units was approximately 131.4 million; includes 3.1 million of OP units 44 44V. APPENDIX – FOOTNOTES (CONT’D) Page 36 1. Represents interests in assets held by third party partners 2. Represents the proportionate share attributed to CLNC based on CLNC’s ownership % by asset 3. Reflects the net impact of securitization assets and related obligations which are consolidated for accounting purposes Page 37 1. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities 2. The Company calculates GAAP book value (excluding noncontrolling interests in investment entities) per share and undepreciated book value per share, a non-GAAP financial measure, based on the total number of common shares and OP units (held by members other than the Company or its subsidiaries) outstanding at the end of the reporting period. As of September 30, 2019, the total number of common shares and OP units outstanding was approximately 131.6 million Page 38 1. Includes our $22.0 million proportionate share of impairment losses recorded on equity participations held in joint ventures. This is recorded in equity in earnings of unconsolidated ventures on our consolidated statements of operations 2. The Company calculates Core Earnings (Loss)/Legacy, Non-Strategic Earnings (Loss) per share, which are non-GAAP financial measures, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the third quarter 2019, the weighted average number of common shares and OP units was approximately 131.6 million; includes 3.1 million of OP units 3. Represents transaction costs incurred as a result of the formation of Colony Credit Real Estate, Inc. 4. Includes our $30.8 million proportionate share of impairment losses recorded on equity participations held in joint ventures. This is recorded in equity in earnings of unconsolidated ventures on our consolidated statements of operations 5. The Company calculates Core Earnings (Loss)/Legacy, Non-Strategic Earnings (Loss) per share, which are non-GAAP financial measures, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the nine months ended September 30, 2019, the weighted average number of common shares and OP units was approximately 131.4 million; includes 3.1 million of OP units 44 44

V. COMPANY INFORMATION

Colony Credit Real Estate, Inc. (NYSE: CLNC) is one of the largest publicly traded commercial real estate credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE senior mortgage loans, mezzanine loans, preferred equity, debt securities and net leased properties predominantly in the United States. Colony Credit Real Estate is externally managed by a subsidiary of leading global real estate and investment management firm, Colony Capital, Inc. Colony Credit Real Estate is organized as a Maryland corporation that intends to elect to be taxed as a REIT for U.S. federal income tax purposes for its taxable year ending December 31, 2018. For additional information regarding the Company and its management and business, please refer to www.clncredit.com.

Shareholder information

Headquarters:
Los Angeles
515 South Flower Street
44th Floor
Los Angeles, CA 90071
310-282-8220

Stock & Transfer Agent:
American Stock & Transfer Trust Company (AST)
866-751-6317
help@astfinancial.com

Company Website:
www.clncredit.com

NYSE Ticker:
CLNC

Press & Media:
Owen Blicksilver P.R., Inc.
Caroline Luz
203-656-2829
caroline@blicksilverpr.com

Investor Relations:
ADDO Investor Relations
Lasse Glassen
310-829-5400
lglassen@addoir.com

Analyst Coverage:
Raymond James
Stephen Laws
901-579-4868

B. Riley FBR
Randy Binner
703-312-1890

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